EXHIBIT 99.1

                                                                  EXECUTION COPY


                      GCFP MORTGAGE LOAN PURCHASE AGREEMENT

            Pursuant to this Mortgage Loan Purchase Agreement dated as of March 1, 2007 (this "Agreement"), between Greenwich Capital Financial Products, Inc. (together with its successors and permitted assigns hereunder, the "Seller") and Greenwich Capital Commercial Funding Corp. (together with its successors and permitted assigns hereunder, the "Purchaser"), the Seller intends to sell and the Purchaser intends to purchase (a) certain multifamily and commercial mortgage loans, as identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), and (b) a 51% pari passu interest in the Mortgage Loan identified on the Mortgage Loan Schedule as John Hancock Tower & Garage at Clarendon (the "John Hancock Mortgage Loan"; such percentage interest in the John Hancock Mortgage Loan sold by the Seller hereunder, the "Seller's John Hancock Percentage Interest" and together with the other mortgage loans listed on the Mortgage Loan Schedule, collectively, the "Mortgage Loans"). Lehman Brothers Holdings Inc. ("Lehman") intends to sell and the Purchaser intends to purchase a 49% pari passu interest in the John Hancock Mortgage Loan pursuant to a Mortgage Loan Purchase Agreement dated as of March 1, 2007 (the "Lehman Mortgage Loan Purchase Agreement"; such percentage interest in the John Hancock Mortgage Loan sold by Lehman thereunder, the "Lehman's John Hancock Percentage Interest").

            The Purchaser intends to deposit the Mortgage Loans, together with other assets, into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the Greenwich Capital Commercial Funding Corp., Commercial Mortgage Trust 2007-GG9, Commercial Mortgage Pass-Through Certificates, Series 2007-GG9. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of March 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer") and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

            The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of February 21, 2007, with Goldman, Sachs & Co. ("GSC"), Greenwich Capital Markets, Inc. ("GCM"), Banc of America Securities LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, and Wachovia Capital Markets, LLC (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of February 21, 2007 with GCM and GSC (together, in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (other than the Residual Interest Certificates).

            In connection with the transactions contemplated hereby, the Seller, the Purchaser, the Underwriters and the Initial Purchasers have entered into an Indemnification Agreement (the "Indemnification Agreement" and together with this Agreement, the "Operative Documents"), dated as of February 21, 2007.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $3,425,659,714.21 (the "Initial Principal Balance") as of the close of business on its Due Date in March 2007 or, with respect to each Mortgage Loan that does not have a Due Date in March 2007, March 6, 2007 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on March 8, 2007, or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of a cash amount equal to _____% of the Initial Principal Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date (to the extent that such Cut-off Date is prior to the Closing Date) up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, subject to the rights of the holders of any related Companion Loans as specified in the related Co-Lender Agreement, as applicable, and the Purchaser hereby assumes such Mortgage Loans, together with the rights and obligations related to such Mortgage Loans as specified in the related Co-Lender Agreement. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall, subject to the rights of the holders of any related Companion Loans, as applicable, be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall, subject to the rights of the holders of any related Companion Loans, as applicable, belong to, and be promptly remitted to, the Seller.

            (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit, or cause to be delivered and deposited, with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement; provided that, with respect to any Non-Serviced Trust Loan, the preceding delivery requirements will be satisfied by delivery of the original Mortgage Note(s) (and all intervening endorsements) related to such Non-Serviced Trust Loan and a copy of the "mortgage file" delivered under the applicable Lead PSA; provided further that that, with respect to the John Hancock Mortgage Loan, the delivery of the Mortgage File by the Seller or Lehman shall satisfy the delivery requirements of the Seller hereunder). If the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (a)(ii), (a)(iii), (a)(vi) (if recorded) and (a)(viii) of the definition of "Mortgage File" solely because of delay caused by the public recording office where such document or instrument has been delivered for recordation, the Seller shall deliver to the Trustee a copy of the original, certified by the Seller to be a true and complete copy of the original thereof submitted for recording. Concurrently with such delivery, the Seller shall deliver, or cause to be delivered, to the Master Servicer and the Special Servicer copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, provided that, with respect to the John Hancock Mortgage Loan, the delivery of the required documents by the Seller or Lehman shall satisfy the delivery requirements of the Seller hereunder.

            (d) For each Mortgage Loan for which a Mortgage File is required to be delivered to the Trustee, the Seller shall bear the out-of-pocket costs and expenses related to recording or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each related assignment of Mortgage and assignment of Assignment of Leases, in favor of the Trustee referred to in clause (a)(iv) of the definition of "Mortgage File" and each related UCC-2 and UCC-3 assignment referred to in clause (a)(viii) of the definition of "Mortgage File." If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            (e) The Seller shall deliver, or cause to be delivered, to the Master Servicer within 10 business days after the Closing Date, all documents and records that (i) relate to the servicing and administration of the Serviced Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Serviced Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and (iii) are in possession or control of the Mortgage Loan Seller, together with (x) all unapplied Escrow Payments and Reserve Funds in the possession or under control of the Seller that relate to the Serviced Loans and (y) a statement indicating which Escrow Payments and Reserve Funds are allocable to such Serviced Loans), provided that the Seller shall not be required to deliver any draft documents, privileged or other internal communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations, provided that, with respect to the John Hancock Mortgage Loan, the delivery of the required documents by the Seller or Lehman shall satisfy the delivery requirements of the Seller hereunder.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

            (g) The Seller shall provide, or cause to be provided, to the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement, provided that, with respect to the John Hancock Mortgage Loan, the delivery of the required documents by the Seller or Lehman shall satisfy the delivery requirements of the Seller hereunder.

            (h) The Seller shall provide the Master Servicer with the Supplemental Servicer Schedule.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof and as of the Closing Date, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under the Operative Documents, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations under the Operative Documents, and possesses all requisite authority and power to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of each Operative Document.

            (ii) Each Operative Document has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of each Operative Document by the Seller and the Seller's performance and compliance with the terms of each Operative Document will not (A) violate the Seller's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under the Operative Documents or that requires the consent of any third person to the execution and delivery of the Operative Documents by the Seller or the performance by the Seller of its obligations under the Operative Documents.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Operative Documents or the consummation of the transactions contemplated by the Operative Documents; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into the Operative Documents or materially and adversely affect the performance by the Seller of its obligations under the Operative Documents.

            (viii) The Seller intends to treat the transfer of the Mortgage Loans to the Purchaser as a sale for accounting and tax purposes. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B attached hereto, except as otherwise set forth on Exhibit C attached hereto; provided that the Seller expressly does not make any Multifamily Representation with respect to any Mortgage Loan that is not in the Multifamily Loan Group. As used in Exhibit B, the term "Multifamily Loan Group" shall mean a loan group comprised of the multifamily mortgages and mortgages on manufactured housing parks identified as Loan Group 2 on the Mortgage Loan Schedule. The term "Multifamily Representation" shall mean each of the representations and warranties made by the Seller with respect to any Mortgage Loan in the Multifamily Loan Group in clause (48) of Exhibit B.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof and as of the Closing Date that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by
      (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
      (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

            SECTION 5. Notice of Breach; Cure; Repurchase.

            (a) If the Seller discovers or receives notice in accordance with
Section 10 hereof of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects (or, in the case of a breach of any Multifamily Representation, is deemed to materially and adversely affect) the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach," as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of such notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days after any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property, or in the case of any Mortgaged Property related to a Loan Group, to the extent of the Seller's interest therein or in the case of the John Hancock Mortgage Loan, the interest in the Mortgaged Property that corresponds to the Seller's John Hancock Percentage Interest) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (A) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a Qualified Mortgage, (B) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (C) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (D) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, and (E) the affected Mortgage Loan is not then a Specially Serviced Mortgage Loan, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property); and provided, further, that, if any such Material Document Defect is still not cured after the initial 90-day period and any such additional 90-day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure and repurchase obligations in respect of such Document Defect so long as the Seller certifies to the Purchaser every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure or repurchase may continue beyond the second anniversary of the Closing Date. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Provided that the Master Servicer has notice of such Material Document Defect or Material Breach, the Master Servicer shall notify the Seller if the related Mortgage Loan becomes a Specially Serviced Mortgage Loan during any applicable cure periods. Any of the following document defects shall be conclusively presumed to be a Material Document Defect: (a) the absence from the Mortgage File of the original signed Mortgage Note, together with the endorsements referred to in clause (a)(i) of the definition of "Mortgage File," unless the Mortgage File contains a signed lost note affidavit and indemnity with respect to the missing Mortgage Note and any missing endorsement that appears to be regular on its face, (b) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original executed Mortgage or a copy of such Mortgage certified by the local authority with which the Mortgage was recorded, in each case with evidence of recording thereon, that appears to be regular on its face, unless there is included in the Mortgage File a copy of the executed Mortgage and a certificate stating that the original signed Mortgage was sent for recordation, (c) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, or marked up insurance binder or title commitment which is marked as a binding commitment and countersigned by title company, insuring the priority of the Mortgage as a first lien on the Mortgaged Property, (d) other than with respect to a Non-Serviced Trust Loan, the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignment to the Trustee on behalf of the Trust and a certificate stating that the original intervening assignments were sent for recordation, unless there is included in the Mortgage File a certified copy of the intervening assignment or (e) other than with respect to a Non-Serviced Trust Loan, the absence from the Servicing File of any original letter of credit. For purposes of this Section 5(a) and other related provisions of this Agreement, a breach of any Multifamily Representation with respect to a Mortgage Loan in the Multifamily Loan Group shall be deemed to materially and adversely affect the value of the Mortgage Loan or the related Mortgaged Property or the interests of the Purchaser in such Mortgage Loan and shall constitute a Material Breach.

            (b) If (x) any Mortgage Loan is subject to a Material Breach or Material Document Defect and would otherwise be required to be repurchased as contemplated by Section 5(a), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or is secured by a portfolio of Mortgaged Properties, and (z) the applicable Material Breach of Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties in such portfolio, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to (i) in the case of a Cross-Collateralized Group, terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto or (ii) in the case of Mortgage Loan secured by a portfolio of Mortgaged Properties, release the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination or release will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event to occur with respect to the Grantor Trust and (B) a written confirmation from each Rating Agency that such termination or release will not cause an Adverse Rating Event to occur with respect to any Class of Certificates, (ii) the debt service coverage ratio for the four preceding calendar quarters for all of the Mortgage Loans relating to such Cross-Collateralized Group remaining is not less than 0.05x below the debt service coverage ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, (iii) the loan-to-value ratio for all of the Mortgage Loans of such Cross-Collateralized Group remaining is not greater than 5% more than the loan-to-value ratio for all Mortgage Loans of such Cross-Collateralized Group or Mortgaged Properties relating to such Mortgage Loan secured by a portfolio of Mortgaged Properties (including the affected Mortgage Loan) or Mortgage Loan (including the affected Mortgaged Property) set forth in the Prospectus Supplement, and (iv) the Directing Holder (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 Business Days of the Directing Holder's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group or Mortgage Loan in lieu of terminating the cross-collateralization or a release of the affected Mortgaged Properties from the cross-collateralization of the Mortgage Loan. In the event that the cross-collateralization of any Cross-Collateralized Group is terminated or any Mortgaged Property related to a Mortgage Loan secured by a portfolio of Mortgaged Properties is released pursuant to this paragraph, the Seller may elect either to repurchase only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, is a Material Breach or Material Document Defect, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that (i) the Purchaser shall have executed and delivered such instruments of endorsement, transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder; (ii) the Purchaser shall deliver to the Seller all portions of the Mortgage File and other documents pertaining to such Mortgage Loan; and (iii) the Purchaser shall release to the Seller any escrow payments or reserve funds held by it, or on its behalf, in respect of such Mortgage Loan. If any Mortgage Loan is to be repurchased as contemplated by
Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

            (c) The Seller hereby acknowledges and agrees that any modification of the Mortgage Loan pursuant to a workout, foreclosure, sale or other liquidation pursuant to, and in accordance with, the Pooling and Servicing Agreement shall not constitute a defense to any repurchase claim disputed by the Seller nor shall such modification change the Purchase Price due from the Seller for any repurchase claim. In the event of any such modification, the Seller hereby agrees to repurchase the Mortgage Loan as modified, if the Seller is required to or elects to repurchase such Mortgage Loan in accordance with the terms of this Section 5. Any sale of the related Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the successor REO Property, shall be without
(i) recourse of any kind (either expressed or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either expressed or implied) by the Seller to or for the benefit of such Person.

            (d) The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the successor REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or successor REO Property, which claim shall be made in accordance with this Section 5. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or the successor REO Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to Section 9.01 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between (i) any Liquidation Proceeds received upon such liquidation net of Liquidation Expenses and (ii) the Purchase Price; provided that the prevailing party in such action shall be entitled to recover from the other party all costs, fees and expenses (including reasonable attorneys fees) related thereto.

            (e) [Reserved].

            (f) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            (g) Notwithstanding the foregoing, if there exists a Breach of that portion of the representation or warranty on the part of the Seller set forth in, or made pursuant to, paragraph 23 or paragraph 43 of Exhibit B to this Agreement, specifically relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document for any Mortgage Loan requires the related Mortgagor to bear the Rating Agency fees reflected in paragraph 23 or reasonable costs and expenses associated with a defeasance, as set forth in paragraph 43 (any such fees, costs or expenses, referred to herein as "Covered Costs"), then the Purchaser or its designee will direct the Seller in writing to wire transfer to the Custodial Account, within 90 days of receipt of such direction, the amount of (or, in the case of the John Hancock Mortgage Loan, the Seller's pro rata share (based on the Seller's John Hancock Percentage Interest) any such reasonable costs and expenses incurred by the Trust that (i) otherwise would have been required to be paid by the Mortgagor if such representation or warranty with respect to such costs and expenses had in fact been true, as set forth in the related representation or warranty, (ii) have not been paid by the Mortgagor, (iii) are the basis of such Breach and (iv) constitute "Covered Costs." Upon payment of such costs, the Seller shall be deemed to have cured such Breach in all respects. Provided that such payment is made, this paragraph describes the sole remedy available to the Purchaser regarding any such Breach, regardless of whether it constitutes a Material Breach, and the Seller shall not be obligated to otherwise cure such Breach or repurchase the affected Mortgage Loan under any circumstances.

            (h) If during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer and the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes the Mortgage Loan Seller Information previously provided to be incorrect or untrue, and which directly results in a material misstatement or omission in the Prospectus Supplement, including Annex A, Annex B or Annex C thereto and the CD ROM and the Diskette included therewith (collectively, the "Public Offering Documents"), and as a result the Underwriters' legal counsel has determined that it is necessary to amend or supplement the Public Offering Documents in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or to make the Public Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Mortgage Loan Seller Information at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Underwriters, such amendments or supplements to the Public Offering Documents as may be necessary so that the statements in the Public Offering Documents, as so amended or supplemented, will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading and will comply with applicable law. All capitalized terms used in this paragraph (h) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement.

            (i) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Serviced Companion Loan that is deposited into another securitization, the depositor of such securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next the Purchaser's name on Exhibit P and Exhibit Q of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (j) In the event that the Seller's John Hancock Percentage Interest is repurchased by the Seller pursuant to this Section 5 but the Lehman's John Hancock Percentage Interest is not repurchased by Lehman pursuant to the Lehman Mortgage Loan Purchase Agreement, the Seller and the Purchaser hereby agree that the provisions in Section 3.29 of the Pooling and Servicing Agreement shall govern the servicing and administration of the John Hancock Mortgage Loan and the rights and obligations of the Seller and the Purchaser with respect to the John Hancock Mortgage Loan.

            SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281 at 10:00 A.M., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

            (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

            (c) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

            (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

            (c) The Indemnification Agreement duly executed by the parties thereto;

            (d) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (e) An Officer's Certificate from an officer of the Seller, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents or certificates are their genuine signatures, or such other statement relating to incumbency that is acceptable to the Purchaser, the Underwriters and the Initial Purchasers;

            (f) As certified by an officer of the Seller, true and correct copies of (i) the organizational documents of the Seller, and (ii) a certificate of good standing of the Seller issued by the Secretary of State of the State of Delaware as of a recent date;

            (g) A favorable opinion of counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of such counsel as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

            (h) A favorable opinion of in-house counsel to the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Initial Purchasers, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

            (i) A letter of counsel of the Seller, subject to customary exceptions and carveouts, dated the Closing Date and addressed to the Underwriters, to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading; and

            (j) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 8. Costs. The reasonable out-of-pocket costs and expenses incurred by the Seller, each other mortgage loan seller, the Purchaser, the Underwriters and the Initial Purchasers in connection with the securitization of the Mortgage Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable as set forth in a separate writing among such parties on the Closing Date.

            SECTION 9. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee) until the termination of the Pooling and Servicing Agreement pursuant to the terms thereof.

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller has consented to such amendment or modification in writing.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       GREENWICH CAPITAL FINANCIAL PRODUCTS,
                                          INC.

                                          By: /s/ Andrew Snow
                                             -----------------------------------
                                          Name:  Andrew Snow
                                          Title:  Senior Vice President

                                       Address for Notices:

                                       600 Steamboat Road
                                       Greenwich, CT
                                       Attention:  Andrew Snow
                                       Facsimile No.:  (203) 618-2134
                                       and
                                       Attention:  Paul Stevelman, Esq.
                                       Facsimile No.:  (203) 618-2132

                                       PURCHASER

                                       GREENWICH CAPITAL COMMERCIAL FUNDING
                                          CORP.

                                          By:  /s/ Andrew Snow
                                             -----------------------------------
                                          Name:  Andrew Snow
                                          Title:  Senior Vice President

                                       Address for Notices:

                                       600 Steamboat Road
                                       Greenwich, CT
                                       Attention:  Andrew Snow
                                       Facsimile No.:  (203) 618-2134
                                       and
                                       Attention:  Paul Stevelman, Esq.
                                       Facsimile No.:  (203) 422-4756

                                    EXHIBIT A

                             Mortgage Loan Schedule

Mortgage Loan Schedule-GCFP



GCCFC 07-GG9 Loan ID   GCFP Control_Number   GCFP Loan ID
--------------------   -------------------   ------------
1                      06-1301               06-1301
1.01                   06-1301               06-1301
1.02                   06-1301               06-1301
5                      06-1015               06-1015
5.01                   06-1015               06-1015
5.02                   06-1015               06-1015
5.03                   06-1015               06-1015
5.04                   06-1015               06-1015
5.05                   06-1015               06-1015
6                      06-0760               06-0760
6.01                   06-0760               06-0760
6.02                   06-0760               06-0760
6.03                   06-0760               06-0760
7                      03-0412               03-0412
8                      06-0693               06-0693
11                     06-1145               06-1145
13                     06-1284               06-1284
13.01                  06-1284               06-1284
13.02                  06-1284               06-1284
13.03                  06-1284               06-1284
13.04                  06-1284               06-1284
13.05                  06-1284               06-1284
13.06                  06-1284               06-1284
14                     06-1098               06-1098
16                     06-0885               06-0885
16.01                  06-0885               06-0885
16.02                  06-0885               06-0885
20                     06-1159               06-1159
21                     06-1254               06-1254
23                     06-0417               06-0417
23.01                  06-0417               06-0417
23.02                  06-0417               06-0417
23.03                  06-0417               06-0417
23.04                  06-0417               06-0417
23.05                  06-0417               06-0417
23.06                  06-0417               06-0417
23.07                  06-0417               06-0417
24                     06-0928               06-0928
24.01                  06-0928               06-0928
24.02                  06-0928               06-0928
25                     06-1255               06-1255
27                     06-1140               06-1140
31                     06-1085               06-1085
33                     06-0878               06-0878
35                     06-1325               06-1325
36                     06-0984               06-0984
36.01                  06-0984               06-0984
36.02                  06-0984               06-0984
36.03                  06-0984               06-0984
36.04                  06-0984               06-0984
36.05                  06-0984               06-0984
36.06                  06-0984               06-0984
37                     06-0985               06-0985
37.01                  06-0985               06-0985
37.02                  06-0985               06-0985
37.03                  06-0985               06-0985
37.04                  06-0985               06-0985
37.05                  06-0985               06-0985
38                     06-1397               06-1397
39                     06-1160               06-1160
41                     06-1318               06-1318
42                     06-0375               06-0375
45                     06-1196               06-1196
46                     06-0376               06-0376
47                     06-0962               06-0962
48                     06-1034               06-1034
49                     06-1156               06-1156
50                     06-0384               06-0384
51                     06-1219               06-1219
52                     06-1087               06-1087
52.01                  06-1087               06-1087
52.02                  06-1087               06-1087
54                     06-0671               06-0671
55                     06-1110               06-1110
56                     06-1261               06-1261
57                     06-1293               06-1293
58                     06-0614               06-0614
60                     06-0926               06-0926
61                     06-1116               06-1116
63                     06-1335               06-1335
63.01                  06-1335               06-1335
63.02                  06-1335               06-1335
63.03                  06-1335               06-1335
63.04                  06-1335               06-1335
64                     06-0468               06-0468
66                     06-1036               06-1036
67                     06-0838               06-0838
68                     06-1026               06-1026
69                     06-1107               06-1107
71                     06-0798               06-0798
72                     06-0933               06-0933
75                     06-0797               06-0797
76                     06-1106               06-1106
77                     06-1167               06-1167
78                     06-1250               06-1250
79                     06-0889               06-0889
80                     06-1032               06-1032
85                     06-1212               06-1212
86                     06-0831               06-0831
87                     06-1253               06-1253
88                     06-0982               06-0982
90                     06-1020               06-1020
93                     06-0830               06-0830
94                     06-1204               06-1204
95                     06-0474               06-0474
98                     06-1155               06-1155
99                     06-1285               06-1285
101                    06-1190               06-1190
103                    06-0904               06-0904
103.01                 06-0904               06-0904
103.02                 06-0904               06-0904
103.03                 06-0904               06-0904
103.04                 06-0904               06-0904
103.05                 06-0904               06-0904
103.06                 06-0904               06-0904
103.07                 06-0904               06-0904
106                    06-0992               06-0992
107                    06-1283               06-1283
109                    06-1343               06-1343
109.01                 06-1343               06-1343
109.02                 06-1343               06-1343
109.03                 06-1343               06-1343
112                    06-0819               06-0819
113                    06-0929               06-0929
117                    06-1163               06-1163
117.01                 06-1163               06-1163
117.02                 06-1163               06-1163
117.03                 06-1163               06-1163
118                    06-1009               06-1009
119                    06-0625               06-0625
120                    06-1082               06-1082
123                    06-0919               06-0919
124                    06-0847               06-0847
127                    06-0385               06-0385
127.01                 06-0385               06-0385
127.02                 06-0385               06-0385
129                    06-0839               06-0839
138                    06-0800               06-0800
139                    06-1194               06-1194
142                    06-0848               06-0848
143                    06-0844               06-0844
144                    06-1290               06-1290
145                    06-0930               06-0930
147                    06-1080               06-1080
147.01                 06-1080               06-1080
147.02                 06-1080               06-1080
150                    06-1280               06-1280
153                    06-0849               06-0849
155                    06-0828               06-0828
159                    06-1344               06-1344
160                    06-1117               06-1117
161                    06-0786               06-0786
162                    06-1168               06-1168
169                    06-1306               06-1306
169.01                 06-1306               06-1306
169.02                 06-1306               06-1306
170                    06-0738               06-0738
171                    06-0924               06-0924
172                    06-0851               06-0851
177                    06-0841               06-0841
177.01                 06-0841               06-0841
177.02                 06-0841               06-0841
177.03                 06-0841               06-0841
178                    06-0795               06-0795
178.01                 06-0795               06-0795
178.02                 06-0795               06-0795
178.03                 06-0795               06-0795
178.04                 06-0795               06-0795
181                    06-1247               06-1247
183                    06-0906               06-0906
187                    06-1040               06-1040
191                    06-1083               06-1083
192                    06-0742               06-0742
195                    06-0740               06-0740
197                    06-1030               06-1030
199                    06-0667               06-0667
201                    06-0867               06-0867
SPLIT LOANS
-----------
50-B                   06-038                06-03
79-B                   06-088                06-08
87-B                   06-125                06-12



GCCFC 07-GG9 Loan ID   Loan Name                                      Property Name
--------------------   --------------------------------------------   -------------------------------------------
1                      John Hancock Tower & Garage at Clarendon (1)   John Hancock Tower & Garage at Clarendon
1.01                   John Hancock Tower                             John Hancock Tower
1.02                   Garage at Clarendon                            Garage at Clarendon
5                      TIAA RexCorp Long Island Portfolio             TIAA RexCorp Long Island Portfolio
5.01                   58 South Service Road                          58 South Service Road
5.02                   68 South Service Road                          68 South Service Road
5.03                   395 North Service Road                         395 North Service Road
5.04                   50 Charles Lindbergh Boulevard                 50 Charles Lindbergh Boulevard
5.05                   48 South Service Road                          48 South Service Road
6                      Peachtree Center                               Peachtree Center
6.01                   Peachtree Center - Marquis                     Peachtree Center - Marquis
6.02                   Peachtree Center - 4 Pack                      Peachtree Center - 4 Pack
6.03                   Peachtree Mall                                 Peachtree Mall
7                      Pickwick Plaza                                 Pickwick Plaza
8                      Stafford Place I                               Stafford Place I
11                     Hyatt Regency- Bethesda                        Hyatt Regency- Bethesda
13                     Southern California Portfolio                  Southern California Portfolio
13.01                  Savi Tech Center                               Savi Tech Center
13.02                  Yorba Linda Business Park                      Yorba Linda Business Park
13.03                  Gateway Corporate Center                       Gateway Corporate Center
13.04                  Via Frontera Business Park                     Via Frontera Business Park
13.05                  Poway Industrial                               Poway Industrial
13.06                  South Coast Executive Center                   South Coast Executive Center
14                     Omni Marathon Reckson                          Omni Marathon Reckson
16                     Lake Marriott and Orchard Parkway              Lake Marriott and Orchard Parkway
16.01                  Lake Marriott                                  Lake Marriott
16.02                  Orchard Parkway                                Orchard Parkway
20                     51 JFK Parkway                                 51 JFK Parkway
21                     Savvis Data Center                             Savvis Data Center
23                     Buckingham Portfolio                           Buckingham Portfolio
23.01                  Reserve at Williams Glen                       Reserve at Williams Glen
23.02                  Eagle Creek Apartments                         Eagle Creek Apartments
23.03                  Creek Bay at Meridian Woods                    Creek Bay at Meridian Woods
23.04                  Charter Oaks Apartments                        Charter Oaks Apartments
23.05                  Fontenelle Apartments                          Fontenelle Apartments
23.06                  Beech Grove Apartments                         Beech Grove Apartments
23.07                  Regency Royale Apartments                      Regency Royale Apartments
24                     Hawaiian Retail Portfolio                      Hawaiian Retail Portfolio
24.01                  Azeka I & II                                   Azeka I & II
24.02                  Nimitz Center                                  Nimitz Center
25                     150 South Street                               150 South Street
27                     Fountains at Flamingo                          Fountains at Flamingo
31                     Public Ledger Building                         Public Ledger Building
33                     Sacramento Corporate Center                    Sacramento Corporate Center
35                     Parmer Business Park                           Parmer Business Park
36                     Drye Portfolio - Concord 6                     Drye Portfolio - Concord 6
36.01                  River Park                                     River Park
36.02                  Village at Brierfield                          Village at Brierfield
36.03                  Alexander Place                                Alexander Place
36.04                  Crossroads at Village Park                     Crossroads at Village Park
36.05                  Forest Ridge                                   Forest Ridge
36.06                  Hampton Forest                                 Hampton Forest
37                     Drye Portfolio - Concord 5                     Drye Portfolio - Concord 5
37.01                  Parkway Crossing                               Parkway Crossing
37.02                  Hampton Corners                                Hampton Corners
37.03                  Coopers Ridge                                  Coopers Ridge
37.04                  Park Place                                     Park Place
37.05                  Crown Ridge                                    Crown Ridge
38                     Noble Tech                                     Noble Tech
39                     1305 Walt Whitman Road                         1305 Walt Whitman Road
41                     Aqua Via Apartments                            Aqua Via Apartments
42                     Blackwell I                                    Blackwell I
45                     Pines Center                                   Pines Center
46                     Blackwell II                                   Blackwell II
47                     2121 Ponce de Leon Boulevard                   2121 Ponce de Leon Boulevard
48                     Portofino Plaza                                Portofino Plaza
49                     Abercorn Common                                Abercorn Common
50                     Poipu Shopping Village                         Poipu Shopping Village
51                     Arbrook Park Apartments                        Arbrook Park Apartments
52                     Wisconsin Hotel Portfolio                      Wisconsin Hotel Portfolio
52.01                  Radisson Paper Valley Hotel                    Radisson Paper Valley Hotel
52.02                  Holiday Inn Neenah Riverwalk                   Holiday Inn Neenah Riverwalk
54                     Verizon Wireless Center                        Verizon Wireless Center
55                     Piazza Del Sol                                 Piazza Del Sol
56                     9350 Financial                                 9350 Financial
57                     Midland Industrial Portfolio                   Midland Industrial Portfolio
58                     Lake Forest Village                            Lake Forest Village
60                     2310 Fulton Street                             2310 Fulton Street
61                     Valley Lo Towers II                            Valley Lo Towers II
63                     First Industrial 5                             First Industrial 5
63.01                  Golden Triangle                                Golden Triangle
63.02                  Eagandale                                      Eagandale
63.03                  6925 Washington                                6925 Washington
63.04                  6955 Washington                                6955 Washington
64                     Prestonwood Place                              Prestonwood Place
66                     825 University                                 825 University
67                     99-193 Aiea Heights                            99-193 Aiea Heights
68                     Hidden Ridge                                   Hidden Ridge
69                     Southpark Corporate Center II                  Southpark Corporate Center II
71                     Hartford Square North                          Hartford Square North
72                     TBC Place                                      TBC Place
75                     Sailpointe at Lake Monroe                      Sailpointe at Lake Monroe
76                     Partridge Inn                                  Partridge Inn
77                     Kihei Kalama                                   Kihei Kalama
78                     Fox Trails                                     Fox Trails
79                     Sheraton Portland                              Sheraton Portland
80                     Linens HQ Clifton                              Linens HQ Clifton
85                     520 Post Oak Boulevard                         520 Post Oak Boulevard
86                     Research Corporate Center                      Research Corporate Center
87                     Linden Park                                    Linden Park
88                     Polaris Center                                 Polaris Center
90                     1900 Campus Walk                               1900 Campus Walk
93                     Town Center Apartments                         Town Center Apartments
94                     7300 East Hampton Avenue                       7300 East Hampton Avenue
95                     Shoppes at Bellemead                           Shoppes at Bellemead
98                     Enterprise Mill                                Enterprise Mill
99                     Holiday Inn Charlotte                          Holiday Inn Charlotte
101                    Tustin Gateway                                 Tustin Gateway
103                    DeMiguel and Johnson Portfolio                 DeMiguel and Johnson Portfolio
103.01                 3730 and 3736 Rolison Road                     3730 and 3736 Rolison Road
103.02                 131 Oak Street                                 131 Oak Street
103.03                 36 Edgewood                                    36 Edgewood
103.04                 1408 Middlefield Road                          1408 Middlefield Road
103.05                 2944 Calvin Avenue                             2944 Calvin Avenue
103.06                 875 Beech Street                               875 Beech Street
103.07                 3232 Middlefield Road                          3232 Middlefield Road
106                    4411 West Olive Avenue                         4411 West Olive Avenue
107                    Allston Lofts                                  Allston Lofts
109                    First Industrial 3                             First Industrial 3
109.01                 7125 Northland Terrace                         7125 Northland Terrace
109.02                 7624 Boone Avenue                              7624 Boone Avenue
109.03                 9401 73rd Avenue                               9401 73rd Avenue
112                    126-130 Main Street                            126-130 Main Street
113                    Homes of Azalea Park                           Homes of Azalea Park
117                    Lone Star Storage Portfolio                    Lone Star Storage Portfolio
117.01                 Lone Star Storage Bryan                        Lone Star Storage Bryan
117.02                 Lone Star Storage Odessa                       Lone Star Storage Odessa
117.03                 Lone Star Storage San Angelo                   Lone Star Storage San Angelo
118                    1600 North Federal Highway                     1600 North Federal Highway
119                    The Steelyard                                  The Steelyard
120                    Comfort Inn Gunston Corner                     Comfort Inn Gunston Corner
123                    Sunshine Lake Estates MHC                      Sunshine Lake Estates MHC
124                    Hampton Inn Titusville                         Hampton Inn Titusville
127                    StorQuest Self Storage Colorado                StorQuest Self Storage Colorado
127.01                 StorQuest Self Storage Colorado-Westminster    StorQuest Self Storage Colorado-Westminster
127.02                 StorQuest Self Storage Colorado-Centennial     StorQuest Self Storage Colorado-Centennial
129                    469 North Canon Drive                          469 North Canon Drive
138                    Shops at Cypress                               Shops at Cypress
139                    Mini U Storage - Chantilly                     Mini U Storage - Chantilly
142                    Hampton Inn Carbondale                         Hampton Inn Carbondale
143                    Chouteau Crossing                              Chouteau Crossing
144                    Townhouse Center                               Townhouse Center
145                    4605 Post Oak                                  4605 Post Oak
147                    Pasadena Properties                            Pasadena Properties
147.01                 959 East Walnut Street                         959 East Walnut Street
147.02                 897 Granite Drive                              897 Granite Drive
150                    Chapel Ridge Shopping Center                   Chapel Ridge Shopping Center
153                    Comfort Inn Colorado Springs                   Comfort Inn Colorado Springs
155                    Fairfield Inn & Suites Asheville               Fairfield Inn & Suites Asheville
159                    First Industrial 4                             First Industrial 4
160                    Bank of America Motor Bank                     Bank of America Motor Bank
161                    Mini U Storage - North Brunswick               Mini U Storage - North Brunswick
162                    Memorial Houston CVS                           Memorial Houston CVS
169                    7410 Woodman & 20615 Vanowen                   7410 Woodman & 20615 Vanowen
169.01                 7410 Woodman Avenue                            7410 Woodman Avenue
169.02                 20615 Vanowen Street                           20615 Vanowen Street
170                    Holiday Inn Express Gastonia                   Holiday Inn Express Gastonia
171                    A+ Storage Franklin                            A+ Storage Franklin
172                    Hampton Inn Searcy                             Hampton Inn Searcy
177                    Sealy Fulton Portfolio                         Sealy Fulton Portfolio
177.01                 6175 Boat Rock Boulevard                       6175 Boat Rock Boulevard
177.02                 5400 Bucknell Drive                            5400 Bucknell Drive
177.03                 5425 Tulane                                    5425 Tulane
178                    Advance Auto Parts I                           Advance Auto Parts I
178.01                 Advance Auto Parts- Randleman                  Advance Auto Parts- Randleman
178.02                 Advance Auto Parts Mexico                      Advance Auto Parts Mexico
178.03                 Advance Auto Parts South Paris                 Advance Auto Parts South Paris
178.04                 Advance Auto Parts Danville                    Advance Auto Parts Danville
181                    Storquest Oakland                              Storquest Oakland
183                    910 Robb Drive (Winner's Corner)               910 Robb Drive (Winner's Corner)
187                    Eastern Hills Center - Phase L                 Eastern Hills Center - Phase L
191                    656 North Robertson                            656 North Robertson
192                    Pointe O'Woods Apartments                      Pointe O'Woods Apartments
195                    Meadowview Apartments                          Meadowview Apartments
197                    NTB Sachse                                     NTB Sachse
199                    5301 Longley Lane, Building E                  5301 Longley Lane, Building E
201                    5325 Louie Lane                                5325 Louie Lane
SPLIT LOANS
-----------
50-B                   Poipu Shopping Village                         Poipu Shopping Village
79-B                   Sheraton Portland                              Sheraton Portland
87-B                   Linden Park                                    Linden Park

(1) GCFP contributed 51% of the mortgage loan and Lehman contributed 49%.


GCCFC 07-GG9 Loan ID   General Property Type   Detailed Property Type
--------------------   ---------------------   ----------------------
1
1.01                   Office                  General Urban
1.02                   Other                   Parking Garage
5
5.01                   Office                  General Suburban
5.02                   Office                  General Suburban
5.03                   Office                  General Suburban
5.04                   Office                  General Suburban
5.05                   Office                  General Suburban
6
6.01                   Office                  General Urban
6.02                   Office                  General Urban
6.03                   Retail                  Anchored
7                      Office                  General Suburban
8                      Office                  General Urban
11                     Hospitality             Full Service
13
13.01                  Office                  General Suburban
13.02                  Office                  General Suburban
13.03                  Office                  General Suburban
13.04                  Office                  General Suburban
13.05                  Office                  General Suburban
13.06                  Office
14                     Office                  General Suburban
16
16.01                  Office                  General Suburban
16.02                  Office                  General Suburban
20                     Office                  General Suburban
21                     Office                  Data Center
23
23.01                  Multifamily             Garden
23.02                  Multifamily             Garden
23.03                  Multifamily             Garden
23.04                  Multifamily             Garden
23.05                  Multifamily             Garden
23.06                  Multifamily             Garden
23.07                  Multifamily             Garden
24
24.01                  Retail                  Unanchored
24.02                  Retail                  Unanchored
25                     Office                  Data Center
27                     Multifamily             Garden
31                     Office                  General Urban
33                     Office                  General Urban
35                     Office                  General Urban
36
36.01                  Multifamily             Garden
36.02                  Multifamily             Garden
36.03                  Multifamily             Garden
36.04                  Multifamily             Garden
36.05                  Multifamily             Garden
36.06                  Multifamily             Garden
37
37.01                  Multifamily             Garden
37.02                  Multifamily             Garden
37.03                  Multifamily             Garden
37.04                  Multifamily             Garden
37.05                  Multifamily             Garden
38                     Industrial              Warehouse
39                     Office                  General Suburban
41                     Multifamily             Mid rise
42                     Office                  General Suburban
45                     Retail                  Anchored
46                     Office                  General Suburban
47                     Office                  General Suburban
48                     Office                  General Urban
49                     Retail                  Anchored
50                     Retail                  Anchored
51                     Multifamily             Garden
52
52.01                  Hospitality             Full Service
52.02                  Hospitality             Full Service
54                     Office                  General Suburban
55                     Office                  General Urban
56                     Office                  General Suburban
57                     Industrial              Warehouse
58                     Retail                  Anchored
60                     Multifamily             Student Housing
61                     Multifamily             Mid rise
63
63.01                  Industrial              Warehouse
63.02                  Industrial              Warehouse
63.03                  Industrial              Warehouse
63.04                  Industrial              Warehouse
64                     Retail                  Shadow Anchored
66                     Office                  General Suburban
67                     Mixed Use               Office/Lab
68                     Multifamily             Garden
69                     Mixed Use               Office/Warehouse
71                     Office                  General Urban
72                     Office                  General Suburban
75                     Multifamily             Garden
76                     Hospitality             Full Service
77                     Retail                  Unanchored
78                     Multifamily             Other Multifamily
79                     Hospitality             Full Service
80                     Office                  General Suburban
85                     Office                  General Suburban
86                     Office                  General Suburban
87                     Office
88                     Office                  General Suburban
90                     Mixed Use               Office/Retail/Hospitality
93                     Multifamily             Garden
94                     Office                  General Suburban
95                     Retail                  Unanchored
98                     Mixed Use               Office/Residential
99                     Hospitality             Full Service
101                    Retail                  Unanchored
103
103.01                 Multifamily             Garden
103.02                 Multifamily             Garden
103.03                 Multifamily             Garden
103.04                 Multifamily             Garden
103.05                 Multifamily             Garden
103.06                 Multifamily             Garden
103.07                 Multifamily             Garden
106                    Office                  General Urban
107                    Multifamily             Student Housing
109
109.01                 Industrial              Warehouse
109.02                 Industrial              Warehouse
109.03                 Industrial              Warehouse
112                    Mixed Use               Retail/Office
113                    Multifamily             Garden
117
117.01                 Self-Storage            Self-Storage
117.02                 Self-Storage            Self-Storage
117.03                 Self-Storage            Self-Storage
118                    Other                   Ground Lease
119                    Mixed Use               Office/Retail
120                    Hospitality             Limited Service
123                    Mobile Home Park        General, suburban
124                    Hospitality             Limited Service
127
127.01                 Self-Storage            Self-Storage
127.02                 Self-Storage            Self-Storage
129                    Retail                  Unanchored
138                    Retail                  Shadow Anchored
139                    Self-Storage            Self-Storage
142                    Hospitality             Limited Service
143                    Retail                  Anchored
144                    Retail                  Unanchored
145                    Office                  General Suburban
147
147.01                 Office                  General Urban
147.02                 Office                  General Suburban
150                    Retail                  Anchored
153                    Hospitality             Limited Service
155                    Hospitality             Limited Service
159                    Industrial              Warehouse
160                    Retail                  Single Tenant
161                    Self-Storage            Self-Storage
162                    Retail                  Single Tenant
169
169.01                 Multifamily             Garden
169.02                 Multifamily             Garden
170                    Hospitality             Limited Service
171                    Self-Storage            Self-Storage
172                    Hospitality             Limited Service
177
177.01                 Industrial              Warehouse
177.02                 Industrial              Warehouse
177.03                 Industrial              Warehouse
178
178.01                 Retail                  Single Tenant
178.02                 Retail                  Single Tenant
178.03                 Retail                  Single Tenant
178.04                 Retail                  Single Tenant
181                    Self-Storage            Self-Storage
183                    Retail                  Single Tenant
187                    Retail                  Shadow Anchored
191                    Retail                  Single Tenant
192                    Multifamily             Garden
195                    Multifamily             Garden
197                    Retail                  Single Tenant
199                    Industrial              Warehouse
201                    Industrial              Warehouse
SPLIT LOANS
-----------
50-B
79-B
87-B


GCCFC 07-GG9 Loan ID   Address
--------------------   ---------------------------------------------------
1
1.01                   200 Clarendon Street
1.02                   100 Clarendon Street
5
5.01                   58 South Service Road
5.02                   68 South Service Road
5.03                   395 North Service Road
5.04                   50 Charles Lindbergh Boulevard
5.05                   48 South Service Road
6
6.01                   Various
6.02                   Various
6.03                   225 Peachtree Center Avenue NE
7                      50 Mason Street
8                      4201 Wilson Boulevard
11                     7400 Wisconsin Avenue (One Bethesda Metro Center)
13
13.01                  22705-22745 Savi Ranch Pkwy
13.02                  22343-22349 & 22833 La Palma Avenue
13.03                  1370 Valley Vista Drive
13.04                  10965 & 10993 Via Frontera Drive
13.05                  13550 Stowe Drive
13.06                  1503 South Coast Drive
14                     333 Earle Ovington Boulevard
16
16.01                  3001, 3003 and 3005 Tasman Drive, 3032 and
                       3053 Bunker Hill Lane, 5101 Patrick Henry Drive and
                       5104 Old Ironsides Drive
16.02                  3000 and 3030 Orchard Parkway
20                     51 JFK Parkway
21                     2045 Lafayette Street
23
23.01                  2201 Williams Glen Boulevard
23.02                  4061 Eagle Roost Drive
23.03                  6650 Creek Bay Road
23.04                  8196 Lincoln Avenue
23.05                  800 West Rainbow Drive
23.06                  3014 Beech Grove Court
23.07                  3430 North Main Street
24
24.01                  1279-1280 South Kihei Road
24.02                  1130 Nimitz Highway
25                     150 South Street
27                     3275 East Flamingo Road
31                     150 South Independence Mall West
33                     501 J Street
35                     5300-5301 Riata Park Court
36
36.01                  130 Nile Circle
36.02                  11609 Windy Creek Drive
36.03                  200 Hamilton Drive
36.04                  6940 Hidden Forest Drive
36.05                  110 Ridge Mill Circle
36.06                  1911 Hampton Forest Drive
37
37.01                  100 Samuel Adams Circle
37.02                  3405 Cook Place Drive
37.03                  1100 Coopers Ridge Drive
37.04                  153 Civic Center Boulevard
37.05                  1635 South Dekalb Street
38                     28201-28213 Van Dyke Ave
39                     1305 Walt Whitman Road
41                     121, 123, 125, 127, 129 2nd Street
42                     9601 Blackwell Road
45                     10501 Pines Boulevard
46                     9600 Blackwell Road
47                     2121 Ponce de Leon Boulevard
48                     1401 Ocean Avenue
49                     8108 Abercorn Street
50                     2360 Kaiahuna Plantation Drive
51                     1401 Nandina Drive
52
52.01                  333 West College Avenue
52.02                  123 East Wisconsin Avenue
54                     7000 Central Avenue
55                     8439 West Sunset Boulevard
56                     9350 South Dixie Highway
57                     220 Midland, 197 King Mill & 90 King Mill
58                     22583-24361 Muirlands Boulevard
60                     2310 Fulton Street
61                     1900 Chestnut Avenue
63
63.01                  7905 Golden Triangle Drive
63.02                  1303 Corporate Center Drive
63.03                  6925-6943 Washington Avenue
63.04                  6955-6973 Washington
64                     5290 Belt Line Road
66                     825 University Avenue
67                     99-193 Aiea Heights
68                     1290 Hidden Ridge
69                     4509 Friedrich Lane
71                     10 Columbus Boulevard
72                     4021 and 4025 Stirrup Creek Drive
75                     401 West Seminole Boulevard
76                     2211 Walton Way
77                     1913-1945 South Kihei Road
78                     6300 Roundrock Trail
79                     8235 N.E. Airport Way
80                     2, 4 & 6 Brighton Road
85                     520 Post Oak Boulevard
86                     8610 Explorer Drive
87                     4550 New Linden Hill Road
88                     8800 Lyra Drive
90                     1900-36 Campus Walk
93                     3594 Mt. Diablo Boulevard
94                     7300 East Hampton Avenue
95                     6535 Youree Drive
98                     1450 Greene Street
99                     230 North College Street
101                    1621-1671 Edinger Avenue
103
103.01                 3730 and 3736 Rolison Road
103.02                 131 Oak Street
103.03                 36 Edgewood
103.04                 1408 Middlefield Road
103.05                 2944 Calvin Avenue
103.06                 875 Beech Street
103.07                 3232 Middlefield Road
106                    4411 West Olive Avenue
107                    2161 Allston Way
109
109.01                 7125 Northland Terrace North
109.02                 7624 Boone Avenue
109.03                 9401 73rd Avenue
112                    126-130 Main Street & 9 Burtis Avenue
113                    2500 Guerrero Drive
117
117.01                 1079 North Earl Rudder Freeway
117.02                 4415 East 53rd Street
117.03                 6122 Sherwood Way
118                    1600 North Federal Highway
119                    1900, 1910, 1928 South Boulevard
120                    8180 Silverbrook Road
123                    6530 Accent Lane
124                    4760 Helen Hauser Boulevard
127
127.01                 8834-8889 Marshall Court
127.02                 13055 East Briarwood Avenue
129                    469 North Canon Drive & 9401-9411 South Santa
                       Monica Boulevard
138                    5353, 5373, and 5461 Katella Avenue
139                    13721 Wall Road
142                    2175 Reed Station Parkway
143                    4307-4357 Northeast Chouteau Trafficway
144                    3739-3799 E. Desert Inn Road
145                    4605 Post Oak Place Drive
147
147.01                 959 East Walnut Street
147.02                 897 Granite Drive
150                    10280 Maysville Road
153                    1410 Harrison Road
155                    11 Rocky Ridge Road
159                    2720 Arthur Street
160                    1025 Holcombe Boulevard
161                    1256 How Lane
162                    15010 Memorial Drive
169
169.01                 7410 Woodman Avenue
169.02                 20615 Vanowen Street
170                    1911 Broadcast Drive
171                    1903 Columbia Avenue
172                    3204 East Race Street
177
177.01                 6175 Boat Rock Boulevard
177.02                 5400 Bucknell Drive
177.03                 5425 Tulane
178
178.01                 981 High Point Street
178.02                 65 River Road
178.03                 112 Main Street
178.04                 1205 Piney Forest Road
181                    4601 Shattuck Avenue
183                    910 Robb Drive
187                    10845 & 10855 South Eastern Avenue
191                    656 North Robertson
192                    4065 Pointe O'Woods Drive
195                    15 Woodhill Drive
197                    5420 State Highway 78
199                    5301 Longley Lane, Building E
201                    5325 Louie Lane
SPLIT LOANS
-----------
50-B
79-B
87-B



GCCFC 07-GG9 Loan ID   City               County           State            Zip Code   Original Balance
--------------------   ----------------   --------------   --------------   --------   -------------------
1                                                                                      $640,500,000
1.01                   Boston             Suffolk          Massachusetts    02116
1.02                   Boston             Suffolk County   Massachusetts    02116
5                                                                                      $235,900,000
5.01                   Melville           Suffolk          New York         11747
5.02                   Melville           Suffolk          New York         11747
5.03                   Melville           Suffolk          New York         11747
5.04                   Uniondale          Nassau           New York         11553
5.05                   Melville           Suffolk          New York         11747
6                                                                                      $207,600,000
6.01                   Atlanta            Fulton           Georgia          30303
6.02                   Atlanta            Fulton           Georgia          30303
6.03                   Atlanta            Fulton           Georgia          30303
7                      Greenwich          Fairfield        Connecticut      06830      $200,000,000
8                      Arlington          Arlington        Virginia         22203      $176,000,000
11                     Bethesda           Montgomery       Maryland         20814      $140,000,000
13                                                                                     $133,500,000
13.01                  Yorba Linda        Orange           California       92887
13.02                  Yorba Linda        Orange           California       92887
13.03                  Diamond Bar        Los Angeles      California       91765
13.04                  San Diego          San Diego        California       92127
13.05                  Poway              San Diego        California       92064
13.06                  Costa Mesa         Orange           California       92626
14                     Uniondale          Nassau           New York         11553      $108,000,000
16                                                                                     $107,250,000
16.01                  Santa Clara        Santa Clara      California       95054
16.02                  San Jose           Santa Clara      California       95134
20                     Short Hills        Essex            New Jersey       07078      $87,500,000
21                     Santa Clara        Santa Clara      California       95050      $68,000,000
23                                                                                     $63,250,000
23.01                  Zionsville         Boone            Indiana          46077
23.02                  Indianapolis       Marion           Indiana          46234
23.03                  Indianapolis       Marion           Indiana          46217
23.04                  Evansville         Vanderburgh      Indiana          47715
23.05                  Kokomo             Howard           Indiana          46902
23.06                  Jeffersonville     Clark            Indiana          47130
23.07                  Mishawaka          St. Joseph       Indiana          46545
24                                                                                     $63,000,000
24.01                  Kihei              Maui             Hawaii           96753
24.02                  Honolulu           Honolulu         Hawaii           96817
25                     San Jose           Santa Clara      California       95113      $53,287,500
27                     Las Vegas          Clark            Nevada           89121      $50,000,000
31                     Philadelphia       Philadelphia     Pennsylvania     19106      $42,500,000
33                     Sacramento         Sacramento       California       95814      $40,750,000
35                     Austin             Travis           Texas            78727      $38,500,000
36                                                                                     $36,100,000
36.01                  Mooresville        Iredell          North Carolina   28117
36.02                  Charlotte          Mecklenburg      North Carolina   28213
36.03                  Salisbury          Rowan            North Carolina   28147
36.04                  Charlotte          Mecklenburg      North Carolina   28213
36.05                  Lexington          Davidson         North Carolina   27295
36.06                  Kannapolis         Cabarrus         North Carolina   28027
37                                                                                     $36,100,000
37.01                  Concord            Cabarrus         North Carolina   28027
37.02                  Clemmons           Forsyth          North Carolina   27012
37.03                  Kannapolis         Cabarrus         North Carolina   28083
37.04                  Anderson           Anderson         South Carolina   29625
37.05                  Shelby             Cleveland        North Carolina   28152
38                     Warren             Macomb           Michigan         48093      $35,000,000
39                     Melville           Suffolk          New York         11747      $35,000,000
41                     Oakland            Alameda          California       94607      $34,000,000
42                     Rockville          Montgomery       Maryland         20850      $33,130,000
45                     Pembroke Pines     Broward          Florida          33026      $32,400,000
46                     Rockville          Montgomery       Maryland         20850      $31,200,000
47                     Coral Gables       Miami-Dade       Florida          33134      $31,000,000
48                     Santa Monica       Los Angeles      California       90401      $31,000,000
49                     Savannah           Chatham          Georgia          31406      $30,000,000
50                     Koloa              Kauai            Hawaii           96756      $29,120,000
51                     Arlington          Tarrant          Texas            76014      $29,000,000
52                                                                                     $27,940,000
52.01                  Appleton           Outagamie        Wisconsin        54911
52.02                  Neenah             Winnebago        Wisconsin        54956
54                     Albuquerque        Bernillo         New Mexico       87121      $25,000,000
55                     West Hollywood     Los Angeles      California       90069      $25,000,000
56                     Miami              Miami-Dade       Florida          33156      $24,268,000
57                     McDonough          Henry            Georgia          30253      $24,050,000
58                     Lake Forest        Orange           California       92630      $24,000,000
60                     Berkeley           Alameda          California       94704      $21,200,000
61                     Glenview           Cook             Illinois         60025      $21,000,000
63                                                                                     $19,484,000
63.01                  Eden Prairie       Hennepin         Minnesota        55344
63.02                  Eagan              Dakota           Minnesota        55121
63.03                  Edina              Hennepin         Minnesota        55439
63.04                  Edina              Hennepin         Minnesota        55439
64                     Addison            Dallas           Texas            75001      $19,200,000
66                     Norwood            Norfolk          Massachusetts    02062      $19,000,000
67                     Aiea               Honolulu         Hawaii           96701      $18,000,000
68                     Irving             Dallas           Texas            75038      $18,000,000
69                     Austin             Travis           Texas            78744      $18,000,000
71                     Hartford           Hartford         Connecticut      06106      $17,500,000
72                     Durham             Durham           North Carolina   27703      $16,850,000
75                     Sanford            Seminole         Florida          32771      $16,250,000
76                     Augusta            Richmond         Georgia          30904      $16,000,000
77                     Kihei              Maui             Hawaii           96753      $16,000,000
78                     Plano              Collin           Texas            75023      $15,725,000
79                     Portland           Multnomah        Oregon           97220      $15,360,000
80                     Clifton            Passaic          New Jersey       07012      $15,200,000
85                     Houston            Harris           Texas            77027      $14,200,000
86                     Colorado Springs   El Paso          Colorado         80920      $14,080,000
87                     Wilmington         New Castle       Delaware         19808      $14,000,000
88                     Columbus           Delaware         Ohio             43240      $14,000,000
90                     Philadelphia       Philadelphia     Pennsylvania     19114      $13,900,000
93                     Lafayette          Contra Costa     California       94549      $13,700,000
94                     Mesa               Maricopa         Arizona          85208      $13,500,000
95                     Shreveport         Caddo            Louisiana        71105      $13,500,000
98                     Augusta            Richmond         Georgia          30901      $13,100,000
99                     Charlotte          Mecklenburg      North Carolina   28202      $12,900,000
101                    Tustin             Orange           California       92780      $12,600,000
103                                                                                    $12,600,000
103.01                 Redwood City       San Mateo        California       94063
103.02                 Redwood City       San Mateo        California       94061
103.03                 Redwood City       San Mateo        California       94062
103.04                 Redwood City       San Mateo        California       94063
103.05                 Redwood City       San Mateo        California       94063
103.06                 Redwood City       San Mateo        California       94063
103.07                 Menlo Park         San Mateo        California       94025
106                    Burbank            Los Angeles      California       91505      $11,700,000
107                    Berkeley           Alameda          California       94704      $11,500,000
109                                                                                    $11,338,000
109.01                 Brooklyn Park      Hennepin         Minnesota        55428
109.02                 Brooklyn Park      Hennepin         Minnesota        55428
109.03                 Brooklyn Park      Hennepin         Minnesota        55428
112                    New Canaan         Fairfield        Connecticut      06840      $10,850,000
113                    Carrollton         Dallas           Texas            75006      $10,600,000
117                                                                                    $10,150,000
117.01                 Bryan              Brazos           Texas            77802
117.02                 Odessa             Ector            Texas            79762
117.03                 San Angelo         Tom Green        Texas            76901
118                    Ft Lauderdale      Broward          Florida          33305      $9,661,502
119                    Charlotte          Mecklenburg      North Carolina   28203      $9,600,000
120                    Lorton             Fairfax          Virginia         22079      $9,600,000
123                    New Port Richey    Pasco            Florida          34653      $9,200,000
124                    Titusville         Brevard          Florida          32780      $9,000,000
127                                                                                    $8,750,000
127.01                 Westminster        Jefferson        Colorado         80031
127.02                 Centennial         Arapahoe         Colorado         80112
129                    Beverly Hills      Los Angeles      California       90210      $8,250,000
138                    Cypress            Orange           California       90630      $7,050,000
139                    Herndon            Fairfax          Virginia         20171      $7,000,000
142                    Carbondale         Jackson          Illinois         62901      $6,850,000
143                    Kansas City        Clay             Missouri         64117      $6,800,000
144                    Las Vegas          Clark            Nevada           89121      $6,715,000
145                    Houston            Harris           Texas            77027      $6,700,000
147                                                                                    $6,600,000
147.01                 Pasadena           Los Angeles      California       91106
147.02                 Pasadena           Los Angeles      California       91101
150                    Fort Wayne         Allen            Indiana          46835      $6,400,000
153                    Colorado Springs   El Paso          Colorado         80906      $5,800,000
155                    Asheville          Buncombe         North Carolina   28806      $5,500,000
159                    Roseville          Ramsey           Minnesota        55113      $5,180,000
160                    Houston            Harris           Texas            77030      $5,071,000
161                    North Brunswick    Middlesex        New Jersey       08902      $5,000,000
162                    Houston            Harris           Texas            77079      $5,000,000
169                                                                                    $4,650,000
169.01                 Van Nuys           Los Angeles      California       91405
169.02                 Winnetka           Los Angeles      California       91306
170                    Gastonia           Gaston           North Carolina   28052      $4,650,000
171                    Franklin           Williamson       Tennessee        37064      $4,400,000
172                    Searcy             White            Arkansas         72143      $4,400,000
177                                                                                    $4,100,000
177.01                 Atlanta            Fulton           Georgia          30336
177.02                 Atlanta            Fulton           Georgia          30336
177.03                 Atlanta            Fulton           Georgia          30336
178                                                                                    $3,975,000
178.01                 Randleman          Randolph         North Carolina   27317
178.02                 Mexico             Oxford           Maine            04257
178.03                 South Paris        Oxford           Maine            04281
178.04                 Danville           Danville         Virginia         24540
181                    Oakland            Alameda          California       94609      $3,700,000
183                    Reno               Washoe           Nevada           89523      $3,562,500
187                    Henderson          Clark            Nevada           89052      $3,350,000
191                    West Hollywood     Los Angeles      California       90069      $3,000,000
192                    Grand Rapids       Kent             Michigan         49508      $2,900,000
195                    Springboro         Warren           Ohio             45066      $2,700,000
197                    Sachse             Dallas           Texas            75048      $1,900,000
199                    Reno               Washoe           Nevada           89511      $1,610,000
201                    Reno               Washoe           Nevada           89511      $1,295,000
SPLIT LOANS
-----------
50-B                                                                                   $2,880,000.00
79-B                                                                                   $2,140,000.00
87-B                                                                                   $2,300,000.00



GCCFC 07-GG9 Loan ID   Cut-off Date Balance   Monthly Debt Service   Gross Interest Rate   Seasoning
--------------------   --------------------   --------------------   -------------------   ---------
1                      $640,500,000.00        $3,038,274.02          5.5990%               2
1.01
1.02
5                      $235,900,000.00        $1,128,607.85          5.6470%               1
5.01
5.02
5.03
5.04
5.05
6                      $207,600,000.00        $1,063,038.87          6.0440%               2
6.01
6.02
6.03
7                      $200,000,000.00        $1,050,555.56          6.2000%               1
8                      $176,000,000.00        $912,709.11            6.1210%               3
11                     $140,000,000.00        $682,013.89            5.7500%               2
13                     $133,500,000.00        $650,235.85            5.7490%               2
13.01
13.02
13.03
13.04
13.05
13.06
14                     $108,000,000.00        $513,406.50            5.6110%               1
16                     $107,250,000.00        $583,168.90            6.4180%               2
16.01
16.02
20                     $87,500,000.00         $418,623.09            5.6470%               1
21                     $68,000,000.00         $404,486.62            5.9265%               1
23                     $63,250,000.00         $332,988.41            6.2140%               4
23.01
23.02
23.03
23.04
23.05
23.06
23.07
24                     $63,000,000.00         $326,655.00            6.1200%               5
24.01
24.02
25                     $53,287,500.00         $329,817.76            6.2995%               1
27                     $50,000,000.00         $237,518.75            5.6070%               1
31                     $42,500,000.00         $212,080.90            5.8900%               3
33                     $40,750,000.00         $219,643.63            6.3620%               3
35                     $38,500,000.00         $192,609.62            5.9050%               0
36                     $36,100,000.00         $178,308.93            5.8300%               4
36.01
36.02
36.03
36.04
36.05
36.06
37                     $36,100,000.00         $182,590.79            5.9700%               4
37.01
37.02
37.03
37.04
37.05
38                     $35,000,000.00         $198,067.87            5.4700%               2
39                     $35,000,000.00         $167,449.24            5.6470%               1
41                     $34,000,000.00         $195,229.73            5.6020%               2
42                     $33,130,000.00         $164,340.90            5.8550%               3
45                     $32,400,000.00         $191,368.43            5.8610%               1
46                     $31,200,000.00         $154,767.17            5.8550%               3
47                     $31,000,000.00         $179,001.89            5.6530%               4
48                     $31,000,000.00         $151,096.15            5.7530%               0
49                     $30,000,000.00         $173,531.23            5.6690%               2
50                     $29,120,000.00         $186,323.79            6.6180%               2
51                     $29,000,000.00         $174,915.13            6.0560%               2
52                     $27,940,000.00         $184,830.09            6.2800%               3
52.01
52.02
54                     $25,000,000.00         $156,049.24            6.3800%               2
55                     $25,000,000.00         $121,851.74            5.7530%               0
56                     $24,268,000.00         $118,941.85            5.7850%               2
57                     $24,050,000.00         $119,299.69            5.8550%               2
58                     $24,000,000.00         $147,070.43            6.2050%               5
60                     $21,200,000.00         $108,359.38            6.0330%               5
61                     $21,000,000.00         $106,358.58            5.9780%               1
63                     $19,484,000.00         $94,421.63             5.7200%               2
63.01
63.02
63.03
63.04
64                     $19,200,000.00         $120,978.50            6.4700%               6
66                     $19,000,000.00         $89,999.57             5.5910%               3
67                     $18,000,000.00         $109,334.98            6.1220%               5
68                     $18,000,000.00         $90,890.00             5.9600%               4
69                     $18,000,000.00         $86,505.63             5.6725%               3
71                     $17,500,000.00         $108,320.24            6.3000%               4
72                     $16,850,000.00         $99,491.11             5.8580%               3
75                     $16,250,000.00         $92,378.99             6.7100%               1
76                     $16,000,000.00         $81,346.89             6.0010%               2
77                     $16,000,000.00         $77,714.00             5.7330%               3
78                     $15,725,000.00         $77,910.39             5.8480%               2
79                     $15,360,000.00         $106,172.51            6.7550%               1
80                     $15,200,000.00         $78,026.46             6.0590%               3
85                     $14,200,000.00         $67,214.71             5.5870%               3
86                     $14,080,000.00         $84,199.58             5.9760%               5
87                     $14,000,000.00         $91,708.26             6.8470%               2
88                     $14,000,000.00         $83,631.29             5.9660%               3
90                     $13,900,000.00         $85,666.07             6.2590%               1
93                     $13,700,000.00         $72,891.61             6.2800%               2
94                     $13,500,000.00         $79,814.46             5.8700%               0
95                     $13,500,000.00         $81,347.70             6.0470%               4
98                     $13,100,000.00         $75,758.73             5.6670%               2
99                     $12,900,000.00         $74,822.61             5.6940%               1
101                    $12,600,000.00         $76,103.22             6.0690%               2
103                    $12,600,000.00         $79,416.97             6.4730%               4
103.01
103.02
103.03
103.04
103.05
103.06
103.07
106                    $11,700,000.00         $71,203.96             6.1400%               4
107                    $11,500,000.00         $65,968.33             5.5930%               2
109                    $11,338,000.00         $59,940.23             6.2400%               2
109.01
109.02
109.03
112                    $10,850,000.00         $64,445.59             5.9130%               3
113                    $10,600,000.00         $69,104.07             6.8000%               4
117                    $10,136,720.79         $61,869.52             6.1550%               1
117.01
117.02
117.03
118                    $9,661,502.39          $50,831.58             6.2100%               5
119                    $9,600,000.00          $61,533.34             6.6350%               4
120                    $9,558,403.85          $61,982.10             6.0220%               3
123                    $9,200,000.00          $55,929.92             6.1300%               4
124                    $9,000,000.00          $53,094.68             5.8500%               3
127                    $8,750,000.00          $53,727.38             6.2240%               3
127.01
127.02
129                    $8,250,000.00          $48,564.85             5.8300%               4
138                    $7,034,635.99          $42,041.95             5.9500%               2
139                    $7,000,000.00          $40,517.20             5.6750%               2
142                    $6,823,312.87          $41,732.13             6.1500%               4
143                    $6,800,000.00          $42,561.12             6.4060%               4
144                    $6,715,000.00          $40,255.50             5.9990%               1
145                    $6,700,000.00          $40,952.85             6.1810%               1
147                    $6,600,000.00          $38,097.56             5.6500%               1
147.01
147.02
150                    $6,400,000.00          $37,527.75             5.7940%               2
153                    $5,777,789.89          $35,673.88             6.2400%               4
155                    $5,476,633.26          $35,942.59             6.1500%               3
159                    $5,180,000.00          $25,717.26             5.8600%               2
160                    $5,071,000.00          $26,379.06             6.1400%               4
161                    $5,000,000.00          $29,567.30             5.8720%               6
162                    $5,000,000.00          $24,039.93             5.6750%               2
169                    $4,650,000.00          $27,909.00             6.0100%               1
169.01
169.02
170                    $4,624,304.51          $30,902.09             6.3290%               4
171                    $4,400,000.00          $25,948.98             5.8470%               1
172                    $4,382,746.10          $26,709.26             6.1160%               4
177                    $4,083,904.06          $24,872.28             6.1100%               4
177.01
177.02
177.03
178                    $3,953,394.86          $26,680.74             6.4360%               4
178.01
178.02
178.03
178.04
181                    $3,700,000.00          $17,987.04             5.7380%               2
183                    $3,548,884.17          $21,934.93             6.2500%               4
187                    $3,350,000.00          $20,084.94             6.0000%               3
191                    $2,994,491.01          $18,692.33             5.6500%               1
192                    $2,900,000.00          $17,008.45             5.7960%               3
195                    $2,700,000.00          $15,856.09             5.8080%               2
197                    $1,894,490.47          $11,606.11             6.1750%               3
199                    $1,610,000.00          $9,652.76              6.0000%               5
201                    $1,295,000.00          $7,764.18              6.0000%               5
SPLIT LOANS
-----------
50-B                   $2,880,000.00                                                       2
79-B                   $2,140,000.00                                                       1
87-B                   $2,300,000.00                                                       2



GCCFC 07-GG9 Loan ID   Original Term to Maturity  (mos.)   Stated Remaining Term to Maturity (mos.)
--------------------   ---------------------------------   ----------------------------------------
1                      120                                 118
1.01
1.02
5                      120                                 119
5.01
5.02
5.03
5.04
5.05
6                      66                                  64
6.01
6.02
6.03
7                      120                                 119
8                      120                                 117
11                     60                                  58
13                     60                                  58
13.01
13.02
13.03
13.04
13.05
13.06
14                     120                                 119
16                     63                                  61
16.01
16.02
20                     120                                 119
21                     120                                 119
23                     84                                  80
23.01
23.02
23.03
23.04
23.05
23.06
23.07
24                     60                                  55
24.01
24.02
25                     120                                 119
27                     120                                 119
31                     60                                  57
33                     60                                  57
35                     84                                  84
36                     120                                 116
36.01
36.02
36.03
36.04
36.05
36.06
37                     84                                  80
37.01
37.02
37.03
37.04
37.05
38                     120                                 118
39                     120                                 119
41                     120                                 118
42                     120                                 117
45                     120                                 119
46                     120                                 117
47                     120                                 116
48                     120                                 120
49                     120                                 118
50                     120                                 118
51                     120                                 118
52                     60                                  57
52.01
52.02
54                     122                                 120
55                     120                                 120
56                     120                                 118
57                     48                                  46
58                     120                                 115
60                     60                                  55
61                     60                                  59
63                     60                                  58
63.01
63.02
63.03
63.04
64                     120                                 114
66                     84                                  81
67                     120                                 115
68                     120                                 116
69                     120                                 117
71                     120                                 116
72                     120                                 117
75                     60                                  59
76                     60                                  58
77                     120                                 117
78                     60                                  58
79                     120                                 119
80                     84                                  81
85                     120                                 117
86                     120                                 115
87                     120                                 118
88                     120                                 117
90                     120                                 119
93                     120                                 118
94                     120                                 120
95                     120                                 116
98                     120                                 118
99                     120                                 119
101                    60                                  58
103                    120                                 116
103.01
103.02
103.03
103.04
103.05
103.06
103.07
106                    121                                 117
107                    120                                 118
109                    36                                  34
109.01
109.02
109.03
112                    120                                 117
113                    60                                  56
117                    120                                 119
117.01
117.02
117.03
118                    120                                 115
119                    120                                 116
120                    120                                 117
123                    120                                 116
124                    60                                  57
127                    120                                 117
127.01
127.02
129                    120                                 116
138                    120                                 118
139                    120                                 118
142                    60                                  56
143                    120                                 116
144                    120                                 119
145                    120                                 119
147                    120                                 119
147.01
147.02
150                    120                                 118
153                    120                                 116
155                    120                                 117
159                    48                                  46
160                    60                                  56
161                    120                                 114
162                    60                                  58
169                    120                                 119
169.01
169.02
170                    120                                 116
171                    120                                 119
172                    84                                  80
177                    60                                  56
177.01
177.02
177.03
178                    120                                 116
178.01
178.02
178.03
178.04
181                    120                                 118
183                    120                                 116
187                    120                                 117
191                    120                                 119
192                    120                                 117
195                    120                                 118
197                    120                                 117
199                    120                                 115
201                    120                                 115
SPLIT LOANS
-----------
50-B                   120                                 118
79-B                   120                                 119
87-B                   120                                 118



GCCFC 07-GG9 Loan ID   Original Interest Only Term (mos.)   Original Amortization Term (mos.)
--------------------   ----------------------------------   ---------------------------------
1                      120                                  NA
1.01
1.02
5                      120                                  NA
5.01
5.02
5.03
5.04
5.05
6                      66                                   NA
6.01
6.02
6.03
7                      120                                  NA
8                      120                                  NA
11                     60                                   NA
13                     60                                   NA
13.01
13.02
13.03
13.04
13.05
13.06
14                     120                                  NA
16                     63                                   NA
16.01
16.02
20                     120                                  NA
21                     23                                   360
23                     84                                   NA
23.01
23.02
23.03
23.04
23.05
23.06
23.07
24                     60                                   NA
24.01
24.02
25                     23                                   360
27                     120                                  NA
31                     60                                   NA
33                     60                                   NA
35                     84                                   NA
36                     120                                  NA
36.01
36.02
36.03
36.04
36.05
36.06
37                     84                                   NA
37.01
37.02
37.03
37.04
37.05
38                     60                                   360
39                     120                                  NA
41                     60                                   360
42                     120                                  NA
45                     60                                   360
46                     120                                  NA
47                     60                                   360
48                     120                                  NA
49                     60                                   360
50                     60                                   360
51                     36                                   360
52                     36                                   300
52.01
52.02
54                     24                                   360
55                     120                                  NA
56                     120                                  NA
57                     48                                   NA
58                     84                                   360
60                     60                                   NA
61                     60                                   NA
63                     60                                   NA
63.01
63.02
63.03
63.04
64                     24                                   360
66                     84                                   NA
67                     36                                   360
68                     120                                  NA
69                     120                                  NA
71                     72                                   360
72                     60                                   360
75                     60                                   NA
76                     60                                   NA
77                     120                                  NA
78                     60                                   NA
79                     18                                   300
80                     84                                   NA
85                     120                                  NA
86                     24                                   360
87                     24                                   360
88                     36                                   360
90                     48                                   360
93                     120                                  NA
94                     0                                    360
95                     12                                   360
98                     60                                   360
99                     24                                   360
101                    24                                   360
103                    60                                   360
103.01
103.02
103.03
103.04
103.05
103.06
103.07
106                    60                                   360
107                    60                                   360
109                    36                                   NA
109.01
109.02
109.03
112                    60                                   360
113                    36                                   360
117                    0                                    360
117.01
117.02
117.03
118                    120                                  NA
119                    24                                   360
120                    0                                    300
123                    36                                   360
124                    12                                   360
127                    60                                   360
127.01
127.02
129                    60                                   360
138                    0                                    360
139                    24                                   360
142                    0                                    360
143                    24                                   360
144                    60                                   360
145                    60                                   360
147                    24                                   360
147.01
147.02
150                    36                                   360
153                    0                                    360
155                    0                                    300
159                    48                                   NA
160                    60                                   NA
161                    24                                   360
162                    60                                   NA
169                    60                                   360
169.01
169.02
170                    0                                    300
171                    12                                   360
172                    0                                    360
177                    0                                    360
177.01
177.02
177.03
178                    0                                    300
178.01
178.02
178.03
178.04
181                    120                                  NA
183                    0                                    360
187                    24                                   360
191                    0                                    300
192                    36                                   360
195                    36                                   360
197                    0                                    360
199                    60                                   360
201                    60                                   360
SPLIT LOANS
-----------
50-B                   60                                   360
79-B                   18                                   300
87-B                   24                                   360



GCCFC 07-GG9 Loan ID   Remaining Interest Only Period (mos.)   Remaining Amortization Term (mos.)
--------------------   -------------------------------------   ----------------------------------
1                      118                                     NA
1.01
1.02
5                      119                                     NA
5.01
5.02
5.03
5.04
5.05
6                      64                                      NA
6.01
6.02
6.03
7                      119                                     NA
8                      117                                     NA
11                     58                                      NA
13                     58                                      NA
13.01
13.02
13.03
13.04
13.05
13.06
14                     119                                     NA
16                     61                                      NA
16.01
16.02
20                     119                                     NA
21                     22                                      360
23                     80                                      NA
23.01
23.02
23.03
23.04
23.05
23.06
23.07
24                     55                                      NA
24.01
24.02
25                     22                                      360
27                     119                                     NA
31                     57                                      NA
33                     57                                      NA
35                     84                                      NA
36                     116                                     NA
36.01
36.02
36.03
36.04
36.05
36.06
37                     80                                      NA
37.01
37.02
37.03
37.04
37.05
38                     58                                      360
39                     119                                     NA
41                     58                                      360
42                     117                                     NA
45                     59                                      360
46                     117                                     NA
47                     56                                      360
48                     120                                     NA
49                     58                                      360
50                     58                                      360
51                     34                                      360
52                     33                                      300
52.01
52.02
54                     22                                      360
55                     120                                     NA
56                     118                                     NA
57                     46                                      NA
58                     79                                      360
60                     55                                      NA
61                     59                                      NA
63                     58                                      NA
63.01
63.02
63.03
63.04
64                     18                                      360
66                     81                                      NA
67                     31                                      360
68                     116                                     NA
69                     117                                     NA
71                     68                                      360
72                     57                                      360
75                     59                                      NA
76                     58                                      NA
77                     117                                     NA
78                     58                                      NA
79                     17                                      300
80                     81                                      NA
85                     117                                     NA
86                     19                                      360
87                     22                                      360
88                     33                                      360
90                     47                                      360
93                     118                                     NA
94                     0                                       360
95                     8                                       360
98                     58                                      360
99                     23                                      360
101                    22                                      360
103                    56                                      360
103.01
103.02
103.03
103.04
103.05
103.06
103.07
106                    56                                      360
107                    58                                      360
109                    34                                      NA
109.01
109.02
109.03
112                    57                                      360
113                    32                                      360
117                    0                                       359
117.01
117.02
117.03
118                    115                                     NA
119                    20                                      360
120                    0                                       297
123                    32                                      360
124                    9                                       360
127                    57                                      360
127.01
127.02
129                    56                                      360
138                    0                                       358
139                    22                                      360
142                    0                                       356
143                    20                                      360
144                    59                                      360
145                    59                                      360
147                    23                                      360
147.01
147.02
150                    34                                      360
153                    0                                       356
155                    0                                       297
159                    46                                      NA
160                    56                                      NA
161                    18                                      360
162                    58                                      NA
169                    59                                      360
169.01
169.02
170                    0                                       296
171                    11                                      360
172                    0                                       356
177                    0                                       356
177.01
177.02
177.03
178                    0                                       296
178.01
178.02
178.03
178.04
181                    118                                     NA
183                    0                                       356
187                    21                                      360
191                    0                                       299
192                    33                                      360
195                    34                                      360
197                    0                                       357
199                    55                                      360
201                    55                                      360
SPLIT LOANS
-----------
50-B                   58                                      360
79-B                   17                                      300
87-B                   22                                      360



GCCFC 07-GG9 Loan ID   Interest Accrual Method (Actual/360 or 30/360)   Administrative Fee Rate   Master Servicing Fee
--------------------   ----------------------------------------------   -----------------------   --------------------
1                      Actual/360                                       0.02033%                  0.01000%
1.01
1.02
5                      Actual/360                                       0.02033%                  0.01000%
5.01
5.02
5.03
5.04
5.05
6                      Actual/360                                       0.02033%                  0.01000%
6.01
6.02
6.03
7                      Actual/360                                       0.02033%                  0.01000%
8                      Actual/360                                       0.02033%                  0.01000%
11                     Actual/360                                       0.02033%                  0.01000%
13                     Actual/360                                       0.02033%                  0.01000%
13.01
13.02
13.03
13.04
13.05
13.06
14                     Actual/360                                       0.02033%                  0.01000%
16                     Actual/360                                       0.02033%                  0.01000%
16.01
16.02
20                     Actual/360                                       0.02033%                  0.01000%
21                     Actual/360                                       0.04033%                  0.01000%
23                     Actual/360                                       0.02033%                  0.01000%
23.01
23.02
23.03
23.04
23.05
23.06
23.07
24                     Actual/360                                       0.02033%                  0.01000%
24.01
24.02
25                     Actual/360                                       0.04033%                  0.01000%
27                     Actual/360                                       0.02033%                  0.01000%
31                     Actual/360                                       0.02033%                  0.01000%
33                     Actual/360                                       0.02033%                  0.01000%
35                     Actual/360                                       0.02033%                  0.01000%
36                     Actual/360                                       0.02033%                  0.01000%
36.01
36.02
36.03
36.04
36.05
36.06
37                     Actual/360                                       0.02033%                  0.01000%
37.01
37.02
37.03
37.04
37.05
38                     Actual/360                                       0.04533%                  0.01000%
39                     Actual/360                                       0.02033%                  0.01000%
41                     Actual/360                                       0.02033%                  0.01000%
42                     Actual/360                                       0.02033%                  0.01000%
45                     Actual/360                                       0.02033%                  0.01000%
46                     Actual/360                                       0.02033%                  0.01000%
47                     Actual/360                                       0.02033%                  0.01000%
48                     Actual/360                                       0.02033%                  0.01000%
49                     Actual/360                                       0.02033%                  0.01000%
50                     Actual/360                                       0.02033%                  0.01000%
51                     Actual/360                                       0.02033%                  0.01000%
52                     Actual/360                                       0.02033%                  0.01000%
52.01
52.02
54                     Actual/360                                       0.02033%                  0.01000%
55                     Actual/360                                       0.02033%                  0.01000%
56                     Actual/360                                       0.02033%                  0.01000%
57                     Actual/360                                       0.02033%                  0.01000%
58                     Actual/360                                       0.02033%                  0.01000%
60                     Actual/360                                       0.02033%                  0.01000%
61                     Actual/360                                       0.02033%                  0.01000%
63                     Actual/360                                       0.02033%                  0.01000%
63.01
63.02
63.03
63.04
64                     Actual/360                                       0.02033%                  0.01000%
66                     Actual/360                                       0.02033%                  0.01000%
67                     Actual/360                                       0.02033%                  0.01000%
68                     Actual/360                                       0.06033%                  0.01000%
69                     Actual/360                                       0.02033%                  0.01000%
71                     Actual/360                                       0.02033%                  0.01000%
72                     Actual/360                                       0.02033%                  0.01000%
75                     Actual/360                                       0.02033%                  0.01000%
76                     Actual/360                                       0.02033%                  0.01000%
77                     Actual/360                                       0.02033%                  0.01000%
78                     Actual/360                                       0.02033%                  0.01000%
79                     Actual/360                                       0.02033%                  0.01000%
80                     Actual/360                                       0.02033%                  0.01000%
85                     Actual/360                                       0.05033%                  0.01000%
86                     Actual/360                                       0.02033%                  0.01000%
87                     Actual/360                                       0.02033%                  0.01000%
88                     Actual/360                                       0.02033%                  0.01000%
90                     Actual/360                                       0.02033%                  0.01000%
93                     Actual/360                                       0.02033%                  0.01000%
94                     Actual/360                                       0.02033%                  0.01000%
95                     Actual/360                                       0.02033%                  0.01000%
98                     Actual/360                                       0.02033%                  0.01000%
99                     Actual/360                                       0.02033%                  0.01000%
101                    Actual/360                                       0.02033%                  0.01000%
103                    Actual/360                                       0.02033%                  0.01000%
103.01
103.02
103.03
103.04
103.05
103.06
103.07
106                    Actual/360                                       0.02033%                  0.01000%
107                    Actual/360                                       0.02033%                  0.01000%
109                    Actual/360                                       0.02033%                  0.01000%
109.01
109.02
109.03
112                    Actual/360                                       0.02033%                  0.01000%
113                    Actual/360                                       0.02033%                  0.01000%
117                    Actual/360                                       0.02033%                  0.01000%
117.01
117.02
117.03
118                    Actual/360                                       0.02033%                  0.01000%
119                    Actual/360                                       0.02033%                  0.01000%
120                    Actual/360                                       0.02033%                  0.01000%
123                    Actual/360                                       0.02033%                  0.01000%
124                    Actual/360                                       0.02033%                  0.01000%
127                    Actual/360                                       0.02033%                  0.01000%
127.01
127.02
129                    Actual/360                                       0.02033%                  0.01000%
138                    Actual/360                                       0.02033%                  0.01000%
139                    Actual/360                                       0.02033%                  0.01000%
142                    Actual/360                                       0.02033%                  0.01000%
143                    Actual/360                                       0.02033%                  0.01000%
144                    Actual/360                                       0.02033%                  0.01000%
145                    Actual/360                                       0.05033%                  0.01000%
147                    Actual/360                                       0.02033%                  0.01000%
147.01
147.02
150                    Actual/360                                       0.07033%                  0.01000%
153                    Actual/360                                       0.02033%                  0.01000%
155                    Actual/360                                       0.02033%                  0.01000%
159                    Actual/360                                       0.02033%                  0.01000%
160                    Actual/360                                       0.02033%                  0.01000%
161                    Actual/360                                       0.02033%                  0.01000%
162                    Actual/360                                       0.02033%                  0.01000%
169                    Actual/360                                       0.02033%                  0.01000%
169.01
169.02
170                    Actual/360                                       0.02033%                  0.01000%
171                    Actual/360                                       0.02033%                  0.01000%
172                    Actual/360                                       0.02033%                  0.01000%
177                    Actual/360                                       0.02033%                  0.01000%
177.01
177.02
177.03
178                    Actual/360                                       0.02033%                  0.01000%
178.01
178.02
178.03
178.04
181                    Actual/360                                       0.02033%                  0.01000%
183                    Actual/360                                       0.02033%                  0.01000%
187                    Actual/360                                       0.02033%                  0.01000%
191                    Actual/360                                       0.02033%                  0.01000%
192                    Actual/360                                       0.02033%                  0.01000%
195                    Actual/360                                       0.02033%                  0.01000%
197                    Actual/360                                       0.02033%                  0.01000%
199                    Actual/360                                       0.02033%                  0.01000%
201                    Actual/360                                       0.02033%                  0.01000%
SPLIT LOANS
-----------
50-B                   Actual/360                                       0.02033%                   0.01000%
79-B                   Actual/360                                       0.02033%                   0.01000%
87-B                   Actual/360                                       0.02033%                   0.01000%



GCCFC 07-GG9 Loan ID   Primary Servicing Fee   Ownership Interest (Fee/Leasehold)   Mortgage Loan Seller   Originator
--------------------   ---------------------   ----------------------------------   --------------------   ----------
1                      0.01000%                                                     GCFP/Lehman            GCFP/Lehman
1.01                                           Fee Simple
1.02                                           Fee Simple / Leasehold
5                      0.01000%                                                     GCFP                   GCFP
5.01                                           Fee Simple
5.02                                           Fee Simple
5.03                                           Leasehold
5.04                                           Leasehold
5.05                                           Fee Simple
6                      0.01000%                                                     GCFP                   GCFP
6.01                                           Fee Simple
6.02                                           Fee Simple / Leasehold
6.03                                           Leasehold
7                      0.01000%                Fee Simple                           GCFP                   GCFP
8                      0.01000%                Fee Simple                           GCFP                   GCFP
11                     0.01000%                Leasehold                            GCFP                   GCFP
13                     0.01000%                                                     GCFP                   GCFP
13.01                                          Fee Simple
13.02                                          Fee Simple
13.03                                          Fee Simple
13.04                                          Fee Simple
13.05                                          Fee Simple
13.06                                          Fee Simple
14                     0.01000%                Leasehold                            GCFP                   GCFP
16                     0.01000%                                                     GCFP                   GCFP
16.01                                          Fee Simple
16.02                                          Fee Simple
20                     0.01000%                Fee Simple                           GCFP                   GCFP
21                     0.03000%                Fee Simple                           GCFP                   GCFP
23                     0.01000%                                                     GCFP                   GCFP
23.01                                          Fee Simple
23.02                                          Fee Simple
23.03                                          Fee Simple
23.04                                          Fee Simple
23.05                                          Fee Simple
23.06                                          Fee Simple
23.07                                          Fee Simple
24                     0.01000%                                                     GCFP                   GCFP
24.01                                          Fee Simple
24.02                                          Leasehold
25                     0.03000%                Fee Simple                           GCFP                   GCFP
27                     0.01000%                Fee Simple                           GCFP                   GCFP
31                     0.01000%                Fee Simple                           GCFP                   GCFP
33                     0.01000%                Fee Simple                           GCFP                   GCFP
35                     0.01000%                Fee Simple                           GCFP                   GCFP
36                     0.01000%                                                     GCFP                   GCFP
36.01                                          Fee Simple
36.02                                          Fee Simple
36.03                                          Fee Simple
36.04                                          Fee Simple
36.05                                          Fee Simple
36.06                                          Fee Simple
37                     0.01000%                                                     GCFP                   GCFP
37.01                                          Fee Simple
37.02                                          Fee Simple
37.03                                          Fee Simple
37.04                                          Fee Simple
37.05                                          Fee Simple
38                     0.03500%                Fee Simple                           GCFP                   NY Credit
39                     0.01000%                Fee Simple                           GCFP                   GCFP
41                     0.01000%                Fee Simple                           GCFP                   GCFP
42                     0.01000%                Fee Simple                           GCFP                   GCFP
45                     0.01000%                Fee Simple                           GCFP                   GCFP
46                     0.01000%                Fee Simple                           GCFP                   GCFP
47                     0.01000%                Fee Simple                           GCFP                   GCFP
48                     0.01000%                Fee Simple                           GCFP                   GCFP
49                     0.01000%                Fee Simple / Leasehold               GCFP                   GCFP
50                     0.01000%                Leasehold                            GCFP                   GCFP
51                     0.01000%                Fee Simple                           GCFP                   GCFP
52                     0.01000%                                                     GCFP                   GCFP
52.01                                          Fee Simple
52.02                                          Fee Simple
54                     0.01000%                Fee Simple                           GCFP                   GCFP
55                     0.01000%                Fee Simple                           GCFP                   GCFP
56                     0.01000%                Fee Simple / Leasehold               GCFP                   GCFP
57                     0.01000%                Fee Simple                           GCFP                   GCFP
58                     0.01000%                Fee Simple                           GCFP                   GCFP
60                     0.01000%                Fee Simple                           GCFP                   GCFP
61                     0.01000%                Fee Simple                           GCFP                   GCFP
63                     0.01000%                                                     GCFP                   GCFP
63.01                                          Fee Simple
63.02                                          Fee Simple
63.03                                          Fee Simple
63.04                                          Fee Simple
64                     0.01000%                Leasehold                            GCFP                   GCFP
66                     0.01000%                Fee Simple                           GCFP                   GCFP
67                     0.01000%                Fee Simple                           GCFP                   GCFP
68                     0.05000%                Fee Simple                           GCFP                   NY Credit
69                     0.01000%                Fee Simple                           GCFP                   GCFP
71                     0.01000%                Fee Simple                           GCFP                   GCFP
72                     0.01000%                Fee Simple                           GCFP                   GCFP
75                     0.01000%                Fee Simple                           GCFP                   GCFP
76                     0.01000%                Fee Simple                           GCFP                   GCFP
77                     0.01000%                Fee Simple                           GCFP                   GCFP
78                     0.01000%                Fee Simple                           GCFP                   GCFP
79                     0.01000%                Leasehold                            GCFP                   GCFP
80                     0.01000%                Fee Simple                           GCFP                   GCFP
85                     0.04000%                Fee Simple                           GCFP                   NY Credit
86                     0.01000%                Fee Simple                           GCFP                   GCFP
87                     0.01000%                Fee Simple                           GCFP                   GCFP
88                     0.01000%                Fee Simple                           GCFP                   GCFP
90                     0.01000%                Leasehold                            GCFP                   GCFP
93                     0.01000%                Fee Simple                           GCFP                   GCFP
94                     0.01000%                Fee Simple                           GCFP                   GCFP
95                     0.01000%                Fee Simple                           GCFP                   GCFP
98                     0.01000%                Fee Simple                           GCFP                   GCFP
99                     0.01000%                Leasehold                            GCFP                   GCFP
101                    0.01000%                Leasehold                            GCFP                   GCFP
103                    0.01000%                                                     GCFP                   GCFP
103.01                                         Fee Simple
103.02                                         Fee Simple
103.03                                         Fee Simple
103.04                                         Fee Simple
103.05                                         Fee Simple
103.06                                         Fee Simple
103.07                                         Fee Simple
106                    0.01000%                Fee Simple                           GCFP                   GCFP
107                    0.01000%                Fee Simple                           GCFP                   GCFP
109                    0.01000%                                                     GCFP                   GCFP
109.01                                         Fee Simple
109.02                                         Fee Simple
109.03                                         Fee Simple
112                    0.01000%                Fee Simple                           GCFP                   GCFP
113                    0.01000%                Fee Simple                           GCFP                   GCFP
117                    0.01000%                                                     GCFP                   GCFP
117.01                                         Fee Simple
117.02                                         Fee Simple
117.03                                         Fee Simple
118                    0.01000%                Fee Simple                           GCFP                   Petra
119                    0.01000%                Fee Simple                           GCFP                   GCFP
120                    0.01000%                Fee Simple                           GCFP                   GCFP
123                    0.01000%                Fee Simple                           GCFP                   GCFP
124                    0.01000%                Fee Simple                           GCFP                   GCFP
127                    0.01000%                                                     GCFP                   GCFP
127.01                                         Fee Simple
127.02                                         Fee Simple
129                    0.01000%                Fee Simple                           GCFP                   GCFP
138                    0.01000%                Fee Simple                           GCFP                   GCFP
139                    0.01000%                Fee Simple                           GCFP                   GCFP
142                    0.01000%                Fee Simple                           GCFP                   GCFP
143                    0.01000%                Fee Simple                           GCFP                   GCFP
144                    0.01000%                Fee Simple                           GCFP                   GCFP
145                    0.04000%                Fee Simple                           GCFP                   NY Credit
147                    0.01000%                                                     GCFP                   GCFP
147.01                                         Fee Simple
147.02                                         Fee Simple
150                    0.06000%                Fee Simple                           GCFP                   GCFP
153                    0.01000%                Fee Simple                           GCFP                   GCFP
155                    0.01000%                Fee Simple                           GCFP                   GCFP
159                    0.01000%                Fee Simple                           GCFP                   GCFP
160                    0.01000%                Fee Simple / Leasehold               GCFP                   NY Credit
161                    0.01000%                Fee Simple                           GCFP                   GCFP
162                    0.01000%                Fee Simple                           GCFP                   GCFP
169                    0.01000%                                                     GCFP                   GCFP
169.01                                         Fee Simple
169.02                                         Fee Simple
170                    0.01000%                Fee Simple                           GCFP                   GCFP
171                    0.01000%                Fee Simple                           GCFP                   GCFP
172                    0.01000%                Fee Simple                           GCFP                   GCFP
177                    0.01000%                                                     GCFP                   GCFP
177.01                                         Fee Simple
177.02                                         Fee Simple
177.03                                         Fee Simple
178                    0.01000%                                                     GCFP                   GCFP
178.01                                         Fee Simple
178.02                                         Fee Simple
178.03                                         Fee Simple
178.04                                         Fee Simple
181                    0.01000%                Fee Simple                           GCFP                   GCFP
183                    0.01000%                Fee Simple                           GCFP                   GCFP
187                    0.01000%                Fee Simple                           GCFP                   GCFP
191                    0.01000%                Fee Simple                           GCFP                   GCFP
192                    0.01000%                Fee Simple                           GCFP                   GCFP
195                    0.01000%                Fee Simple                           GCFP                   GCFP
197                    0.01000%                Fee Simple                           GCFP                   GCFP
199                    0.01000%                Fee Simple                           GCFP                   GCFP
201                    0.01000%                Fee Simple                           GCFP                   GCFP
SPLIT LOANS
-----------
50-B                   0.01000%                                                     GCFP                   GCFP
79-B                   0.01000%                                                     GCFP                   GCFP
87-B                   0.01000%                                                     GCFP                   GCFP



GCCFC 07-GG9 Loan ID   Prepayment Type                                  Crossed With Other Loans (Crossed Group)
--------------------   ----------------------------------------------   ----------------------------------------
1                      Lockout/26_Defeasance/90_0%/4                    NAP
1.01
1.02
5                      Lockout/25_Defeasance/91_0%/4                    NAP
5.01
5.02
5.03
5.04
5.05
6                      Lockout/26_Defeasance/36_0%/4-SEE FOOTNOTE (7)   NAP
6.01
6.02
6.03
7                      Lockout/25_Defeasance/91_0%/4                    NAP
8                      Lockout/27_Defeasance/89_0%/4                    NAP
11                     Lockout/26_Defeasance or > YM or 1%/27_0%/7      NAP
13                     Lockout/0_>YM or1%/56_0%/4                       NAP
13.01
13.02
13.03
13.04
13.05
13.06
14                     Lockout/25_Defeasance/91_0%/4                    NAP
16                     Lockout/26_Defeasance/33_0%/4                    NAP
16.01
16.02
20                     Lockout/25_Defeasance/91_0%/4                    NAP
21                     Lockout/25_Defeasance/91_0%/4                    NAP
23                     Lockout/28_> YM or 1%/53_0%/3                    NAP
23.01
23.02
23.03
23.04
23.05
23.06
23.07
24                     Lockout/29_Defeasance/27_0%/4                    NAP
24.01
24.02
25                     Lockout/25_Defeasance/91_0%/4                    NAP
27                     Lockout/25_Defeasance/91_0%/4                    NAP
31                     Lockout/27_Defeasance/28_0%/5                    NAP
33                     Lockout/27_Defeasance/8_0%/25                    NAP
35                     Lockout/24_Defeasance/56_0%/4                    NAP
36                     Lockout/28_Defeasance/88_0%/4                    NAP
36.01
36.02
36.03
36.04
36.05
36.06
37                     Lockout/28_Defeasance/52_0%/4                    NAP
37.01
37.02
37.03
37.04
37.05
38                     Lockout/38_Defeasance/78_0%/4                    NAP
39                     Lockout/25_Defeasance/91_0%/4                    NAP
41                     Lockout/26_Defeasance/90_0%/4                    NAP
42                     Lockout/27_Defeasance/89_0%/4                    NAP
45                     Lockout/25_Defeasance/91_0%/4                    NAP
46                     Lockout/27_Defeasance/89_0%/4                    NAP
47                     Lockout/28_Defeasance/88_0%/4                    NAP
48                     Lockout/24_Defeasance/92_0%/4                    NAP
49                     Lockout/26_Defeasance/90_0%/4                    NAP
50                     Lockout/26_Defeasance/90_0%/4                    NAP
51                     Lockout/30_> YM or 1%/86_0%/4                    NAP
52                     Lockout/27_Defeasance/29_0%/4                    NAP
52.01
52.02
54                     Lockout/26_Defeasance/92_0%/4                    NAP
55                     Lockout/24_Defeasance/92_0%/4                    NAP
56                     Lockout/26_Defeasance/90_0%/4                    NAP
57                     Lockout/26_Defeasance/19_0%/3                    NAP
58                     Lockout/29_Defeasance/88_0%/3                    NAP
60                     Lockout/29_Defeasance/28_0%/3                    NAP
61                     Lockout/25_> YM or 1%/31_0%/4                    NAP
63                     Lockout/23_> YM or 1%/33_0%/4                    NAP
63.01
63.02
63.03
63.04
64                     Lockout/30_Defeasance/86_0%/4                    NAP
66                     Lockout/27_Defeasance/54_0%/3                    NAP
67                     Lockout/29_Defeasance/88_0%/3                    NAP
68                     Lockout/0_> YM or 1%/116_0%/4                    NAP
69                     Lockout/27_Defeasance/90_0%/3                    NAP
71                     Lockout/28_Defeasance/88_0%/4                    NAP
72                     Lockout/27_Defeasance/89_0%/4                    NAP
75                     Lockout/25_Defeasance/31_0%/4                    NAP
76                     Lockout/26_Defeasance/30_0%/4                    NAP
77                     Lockout/27_Defeasance/89_0%/4                    NAP
78                     Lockout/26_Defeasance/27_0%/7                    NAP
79                     Lockout/25_Defeasance/91_0%/4                    NAP
80                     Lockout/27_Defeasance/53_0%/4                    NAP
85                     Lockout/12_> YM or 1%/104_0%/4                   NAP
86                     Lockout/29_Defeasance/88_0%/3                    NAP
87                     Lockout/26_Defeasance/91_0%/3                    NAP
88                     Lockout/27_Defeasance/89_0%/4                    NAP
90                     Lockout/25_Defeasance/91_0%/4                    NAP
93                     Lockout/26_Defeasance/90_0%/4                    NAP
94                     Lockout/24_Defeasance/91_0%/3                    NAP
95                     Lockout/28_Defeasance/88_0%/4                    NAP
98                     Lockout/26_Defeasance/90_0%/4                    NAP
99                     Lockout/25_Defeasance/91_0%/4                    NAP
101                    Lockout/11_> YM or 1%/42_0%/7                    NAP
103                    Lockout/28_Defeasance/88_0%/4                    NAP
103.01
103.02
103.03
103.04
103.05
103.06
103.07
106                    Lockout/28_Defeasance/89_0%/4 - SEE FOOTNOTE     NAP
107                    Lockout/26_Defeasance/91_0%/3                    NAP
109                    Lockout/0_>YM or1%/32_0%/4                       NAP
109.01
109.02
109.03
112                    Lockout/27_Defeasance/90_0%/3                    NAP
113                    Lockout/30_> YM or 1%/26_0%/4                    NAP
117                    Lockout/25_Defeasance/91_0%/4                    NAP
117.01
117.02
117.03
118                    Lockout/29_Defeasance/87_0%/4                    NAP
119                    Lockout/28_Defeasance/88_0%/4                    NAP
120                    Lockout/26_Defeasance/90_0%/4                    NAP
123                    Lockout/28_Defeasance/88_0%/4                    NAP
124                    Lockout/27_Defeasance/29_0%/4                    NAP
127                    Lockout/27_Defeasance/90_0%/3                    NAP
127.01
127.02
129                    Lockout/28_Defeasance/89_0%/3                    NAP
138                    Lockout/26_Defeasance/89_0%/5                    NAP
139                    Lockout/26_Defeasance/91_0%/3                    NAP
142                    Lockout/28_Defeasance/28_0%/4                    NAP
143                    Lockout/28_Defeasance/88_0%/4                    NAP
144                    Lockout/0_> YM or 1%/116_0%/4                    NAP
145                    Lockout/25_Defeasance/92_0%/3                    NAP
147                    Lockout/25_Defeasance/91_0%/4                    NAP
147.01
147.02
150                    Lockout/26_Defeasance/90_0%/4                    NAP
153                    Lockout/28_Defeasance/88_0%/4                    NAP
155                    Lockout/27_Defeasance/89_0%/4                    NAP
159                    Lockout/0_> YM or 1%/44_0%/4                     NAP
160                    Lockout/32_> YM or 1%/24_0%/4                    NAP
161                    Lockout/30_Defeasance/87_0%/3                    NAP
162                    Lockout/26_Defeasance/31_0%/3                    NAP
169                    Lockout/25_Defeasance/91_0%/4                    NAP
169.01
169.02
170                    Lockout/28_Defeasance/88_0%/4                    NAP
171                    Lockout/25_Defeasance/91_0%/4                    NAP
172                    Lockout/28_Defeasance/52_0%/4                    NAP
177                    Lockout/28_Defeasance/28_0%/4                    NAP
177.01
177.02
177.03
178                    Lockout/28_Defeasance/88_0%/4                    NAP
178.01
178.02
178.03
178.04
181                    Lockout/26_Defeasance/91_0%/3                    NAP
183                    Lockout/59_> YM or 1%/57_0%/4                    NAP
187                    Lockout/27_Defeasance/89_0%/4                    NAP
191                    Lockout/25_Defeasance/91_0%/4                    NAP
192                    Lockout/27_Defeasance/89_0%/4                    NAP
195                    Lockout/26_Defeasance/90_0%/4                    NAP
197                    Lockout/27_Defeasance/89_0%/4                    NAP
199                    Lockout/59_> YM or 1%/57_0%/4                    NAP
201                    Lockout/59_> YM or 1%/57_0%/4                    NAP
SPLIT LOANS
-----------
50-B                   Lockout/26_Defeasance/90_0%/4                    NAP
79-B                   Lockout/25_Defeasance/91_0%/4                    NAP
87-B                   Lockout/26_Defeasance/91_0%/3                    NAP


                                    EXHIBIT B


                  Mortgage Loan Representations and Warranties

1. Mortgage Loan Schedule. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and accurate in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

2. Legal Compliance - Origination. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

3. Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement or a pooling and servicing agreement. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest, other than the rights of a holder of a Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement.

4. Future Advances. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the Mortgaged Property), and there is no requirement for future advances thereunder by the mortgagee.

5. Legal, Valid and Binding Obligation; Assignment of Leases. Each related Mortgage Note, Mortgage, Assignment of Leases (if contained in a document separate from the Mortgage) and other agreement that evidences or secures such Mortgage Loan and was executed in connection with such Mortgage Loan by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Assignment of Leases (as set forth in the Mortgage or in a document separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan) establishes and creates a valid and enforceable first priority assignment of, or a valid first priority security interest in, the related Mortgagor's right to receive payments due under all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the Mortgaged Property, subject to any license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, and subject to the limitations set forth above. The related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

6.    No Offset or Defense. Subject to the limitations set forth in paragraph
      (5), as of the date of its origination there was, and as of the Cut-off Date there is, no valid right of offset and no valid defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

7. Assignment of Mortgage and Assignment of Assignment of Leases. Subject to the limitations set forth in paragraph (5), each assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee (or in the case of a Non-Serviced Trust Loan, the assignment in favor of the current holder of the mortgage) constitutes the legal, valid and binding assignment from the Seller. Any assignment of a Mortgage and assignment of Assignment of Leases are recorded (or have been submitted for recording) in the applicable jurisdiction.

8. Mortgage Lien. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (and/or Ground Lease, if applicable), subject to the limitations set forth in paragraph (5) and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (c) the exceptions (general and specific) and exclusions set forth in the applicable Title Policy (described in paragraph (12) below) or appearing of record, (d) other matters to which like properties are commonly subject, (e) the right of tenants (whether under ground leases, space leases or operating leases) pertaining to the related Mortgaged Property and condominium declarations, (f) if such Mortgage Loan is cross-collateralized and cross-defaulted with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan and (g) if such Mortgage Loan is part of a Loan Group, the rights of the holder of the related Companion Loan pursuant to a Co-Lender Agreement or pooling and servicing agreement, none of which exceptions described in clauses (a) - (f) above, individually or in the aggregate, materially and adversely interferes with
      (1) the current use of the Mortgaged Property, (2) the security intended to be provided by such Mortgage, (3) the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or (4) the value of the Mortgaged Property. The Mortgaged Property is free and clear of any mechanics' or other similar liens or claims which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy. To the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage, unless such lien is bonded over, escrowed for or covered by insurance.

9. UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the limitations set forth in paragraph (5), each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. Taxes and Assessments. All real estate taxes and governmental assessments, or installments thereof, which could be a lien on the related Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. Condition of Mortgaged Property; No Condemnation. To the Seller's actual knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Cut-off Date, (a) each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan and (b) there was no proceeding pending for the total or partial condemnation of such Mortgaged Property. With respect to the mortgaged properties that are located in counties in Alabama, Louisiana or Texas that, as of the Cut-off Date, are listed on the FEMA website as having been designated by FEMA for Individual Assistance or Public Assistance following Hurricane Katrina or Hurricane Rita, as of the Cut-off Date, there is no material damage.

12. Title Insurance. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (or in the case of a Mortgage Loan secured by multiple Mortgaged Properties, an allocable portion thereof) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction (the "Title Policy"), insuring the originator of the Mortgage Loan, its successors and assigns, subject only to the Title Exceptions; such originator or its successors or assigns is the named insured of such policy; such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record (or, with respect to a Non-Serviced Trust Loan, the holder of the Mortgage); such policy, if issued, is in full force and effect and all premiums thereon have been paid; no claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally-recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required. The Title Policy contains no material exclusion for, or alternatively it insures (unless such coverage is unavailable in the relevant jurisdiction) (a) access to a public road or (b) against any loss due to encroachment of any material portion of the improvements thereon.

13. Insurance. As of the Mortgage Loan origination date, and to the actual knowledge of the Seller, as of the Cut-off Date, all insurance coverage required under the related Mortgage Loan documents was in full force and effect. Each Mortgage Loan requires insurance in such amounts and covering such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, including requirements for
      (a) a fire and extended perils insurance policy, in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or
      (ii) the initial principal balance of the Mortgage Loan (or in the case of a Loan Group, the outstanding principal balance of the Loan Group), and in any event, the amount necessary to prevent operation of any co-insurance provisions, (b) except if such Mortgaged Property is operated as a mobile home park, business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months) and (c) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property, in an amount customarily required by prudent institutional lenders. To the actual knowledge of the Seller, as of the Cut-off Date, all premiums due and payable through the Closing Date have been paid and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar Mortgage Loan and which are set forth in the related Mortgage, the related Mortgage Loan documents require that any insurance proceeds in respect of a casualty loss, will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent institutional lenders for similar loans. The insurance policies each contain a standard mortgagee clause naming the Seller and its successors and assigns as loss payee or additional insured, as applicable, and each insurance policy provides that they are not terminable without 30 days prior written notice to the mortgagee (or, with respect to non-payment, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. The loan documents for each Mortgage Loan
      (a) require that the Mortgagor maintain insurance as described above or permit the mortgagee to require that the Mortgagor maintain insurance as described above, and (b) permit the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required.

14. No Material Default. (A) Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed in connection with the servicing of comparable mortgage loans by prudent institutional lenders, (i) there is no material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note(s), and (ii) there is no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the related Mortgage or Mortgage Note(s), (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note(s), unless a written waiver to that effect is contained in the related Mortgage File being delivered pursuant to the Pooling and Servicing Agreement, and (C) pursuant to the terms of the related Mortgage Loan documents, no Person or party other than the holder of such Mortgage Note(s) (or with respect to a Non-Serviced Trust Loan, the applicable servicer as permitted by the applicable Lead PSA) may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note(s); provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any representation and warranty made by the Seller elsewhere in this Exhibit B (including any schedule or exhibit hereto).

15. Payment Record. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16. Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

17.   Reserved.

18. Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to Treasury Regulations Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision). Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. Each yield maintenance payment and prepayment premium payable under the Mortgage Loans is a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

19. Environmental Conditions and Compliance. One or more environmental site assessments or updates thereof were performed by an environmental consulting firm independent of the Seller or the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow greater than or equal to 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
      (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and a qualified environmental consulting firm recommended no further investigation or remediation.

20. Customary Mortgage Provisions. Each related Mortgage Note, Mortgage and Assignment of Leases (if contained in a document separate from the Mortgage) contain customary and enforceable provisions, subject to the limitations and exceptions set forth in paragraph (5) and applicable state law for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

21. Bankruptcy. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

22. Whole Loan; No Equity Participation, Contingent Interest or Negative Amortization. Except with respect to a Mortgage Loan that is part of a Loan Group, each Mortgage Loan is a whole loan. None of the Mortgage Loans contain any equity participation, preferred equity component or shared appreciation feature by the mortgagee nor does any Mortgage Loan provide the mortgagee with any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

23. Transfers and Subordinate Debt. Subject to certain exceptions which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each Mortgage Loan contains a "due on sale" or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage or complying with the requirements of the related Mortgage Loan documents, (a) the related Mortgaged Property, or any controlling or majority equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents (iii) transfers of less than a controlling interest in a Mortgagor, (iv) a substitution or release of collateral within the parameters of paragraph
      (26) below, or, (v) the enforcement of rights by a mezzanine lender in connection with any mezzanine debt which existed or is permitted under the related Mortgage Loan documents, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination or is permitted under the related Mortgage Loan documents, (ii) debt secured by furniture, fixtures, equipment and other personal property in the ordinary course of business or (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan. Except as related to
      (a)(i), (ii), (iii), (iv) or (v), above, no Mortgage Loan may be assigned by the Mortgagor to another entity without the mortgagee's consent.

24. Waivers and Modification. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

25. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate of the originator during the 12 month period prior to the related origination date.

26. Releases of Mortgaged Property. (A) Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage; and (B) the terms of the related Mortgage Loan documents do not permit the release of any portion of the Mortgaged Property from the lien of the Mortgage except (i) in consideration of payment in full therefor, (ii) in connection with the substitution of all or a portion of the Mortgaged Property in exchange for delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (iii) where such portion to be released was not considered material for purposes of underwriting the Mortgage Loan and such release was contemplated at origination, (iv) conditioned on the satisfaction of certain underwriting and other requirements, including payment of a release price representing adequate consideration for such Mortgaged Property or the portion thereof to be released, or (v) in connection with the substitution of a replacement property in compliance with REMIC Provisions.

27. Local Law Compliance. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, or other due diligence considered reasonable by prudent commercial mortgage lenders, taking into account the location of the Mortgaged Property, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (i) are not insured by the Title Policy or a law and ordinance insurance policy or
      (ii) would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

28. Improvements. To the Seller's actual knowledge based on the Title Policy or surveys obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the related Title Policy) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by the related Title Policy).

29. Single Purpose Entity. With respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5,000,000 the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

30. Advance of Funds. (A) After origination, the Seller has not, directly or indirectly, advanced any funds to the Mortgagor, other than pursuant to the related Mortgage Loan documents; and (B) to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note.

31. Litigation or Other Proceedings. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect (i) such Mortgagor's ability to pay its obligations under the Mortgage Loan, (ii) the security intended to be provided by the Mortgage Loan documents or (iii) the current use of the Mortgaged Property.

32. Trustee Under Deed of Trust. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. Usury. The Mortgage Loan and the interest contracted for (exclusive of any default interest, late charges, Yield Maintenance Charge or prepayment premiums) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Other Collateral. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, to the Seller's knowledge, the related Mortgage Note is not secured by any collateral that secures a loan that is not a Mortgage Loan.

35. Flood Insurance. If the improvements on the Mortgaged Property are located in a federally designated special flood hazard area, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect.

36. Escrow Deposits. All escrow deposits and payments required to be deposited with the Seller or its agent in accordance with the Mortgage Loan documents have been (or by the Closing Date will be) so deposited, are in the possession of or under the control of the Seller or its agent (or, with respect to a Non-Serviced Trust Loan, in the possession of or under the control of the Lead Trustee or its agent under the applicable Lead
      PSA), and there are no deficiencies in connection therewith.

37. Licenses and Permits. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial lending institutions considering the related geographic area and properties comparable to the related Mortgaged Property, (i) as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, and, (ii) as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations.

38. Organization of Mortgagors; Affiliation with other Mortgagors. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor.

39. Fee Simple Interest. Except with respect to the Mortgage Loans listed on Exhibit B-39, the Mortgage Loan is secured in whole or in material part by the fee simple interest in the related Mortgaged Property.

40. Recourse. Each Mortgage Loan is non-recourse to the related Mortgagor except that the Mortgagor has agreed to be liable with respect to losses incurred due to (i) fraud and/or other intentional material misrepresentation, (ii) misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, (iii) misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or (iv) breach of the environmental covenants in the related Mortgage Loan documents.

41. Access; Tax Parcels. Each Mortgaged Property (a) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (b) is served by public utilities, water and sewer (or septic facilities) and (c) constitutes one or more separate tax parcels.

42. Financial Statements. Each Mortgage requires the Mortgagor to provide the mortgagee with operating statements and rent rolls on an annual (or more frequent) basis or upon written request.

43. Defeasance. If the Mortgage Loan is a Defeasance Loan, the Mortgage Loan documents (A) permit defeasance (1) no earlier than two years after the Closing Date, and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (B) require the delivery of (or otherwise contain provisions pursuant to which the mortgagee can require delivery of) (i) an opinion to the effect that such mortgagee has a first priority perfected security interest in the defeasance collateral, (ii) an accountant's certification as to the adequacy of the defeasance collateral to make all payments required under the related Mortgage Loan through the related maturity date (or the first day of the open period) and the balloon payment that would be due on such date, (iii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iv) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates and
      (C) contain provisions pursuant to which the mortgagee can require the Mortgagor to pay expenses associated with a defeasance (including rating agencies' fees, accountant's fees and attorneys' fees). Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages.

44. Authorization in Jurisdiction. To the extent required under applicable law and necessary for the enforcement of the Mortgage Loan, as of the date of origination and at all times it held the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located.

45. Capital Contributions. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan documents.

46. Subordinate Debt. Except with respect to the Companion Loan of any Loan Group or any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, none of the Mortgaged Properties are encumbered and none of the Mortgage Loan documents permit the related Mortgaged Property to become encumbered, without the prior written consent of the holder of the Mortgage Loan or as described above in clause (23), by any lien securing the payment of money junior to, of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-off Date).

47. Ground Lease Representations and Warranties. With respect to each Mortgage Loan secured by a leasehold interest (except with respect to any Mortgage Loan also secured by the corresponding fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            A. Such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            B. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            C. Subject to the limitations on enforceability set forth in Paragraph 5, such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except that termination or cancellation without such consent may be binding on the mortgagee if (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            D. To the actual knowledge of the Seller, on the Closing Date such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (i) there is no material default, and
      (ii) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit B or in any of the exceptions to the representations and warranties in Schedule A hereto.

            E. The Ground Lease or ancillary agreement between the lessor and the lessee (i) requires the lessor to give notice of any default by the lessee to the mortgagee and (ii) provides that no notice given is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the ground lease or ancillary agreement.

            F. Based on the Title Policy, the Ground Lease (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, other than the ground lessor's fee interest and Title Exceptions or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            G. The mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease) to cure any curable default under such Ground Lease after receipt of notice of such default before the lessor thereunder may terminate such Ground Lease.

            H. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date or if such Mortgage Loan is fully amortizing, extends not less than 10 years after the amortization term for the Mortgage Loan.

            I. Under the terms of the Ground Lease and the related Mortgage Loan documents (including, without limitation, any estoppel or consent letter received by the mortgagee from the lessor), taken together, any related insurance proceeds or condemnation award (other than de minimis amounts for minor casualties or in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage
      Loan).

            J. The Ground Lease does not restrict the use of the related Mortgaged Property by the lessee or its successors or assigns in a manner that would materially adversely affect the security provided by the related mortgage.

            K. The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

            L. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

48.   With respect to each Mortgage Loan in the Multifamily Loan Group:

            A. Location of Properties. Each Mortgaged Property securing a Mortgage in the Multifamily Loan Group is located in the United States or in its territories (Puerto Rico, the U.S. Virgin Islands, Guam).

            B. Number of Units. Each Mortgage in the Multifamily Loan Group is secured by a Mortgaged Property or properties each of which contains at least five dwelling units.

            C. Construction Completed. Each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group that is secured by a newly-constructed property has achieved a percentage of physical occupancy of more than 65% as indicated in Annex A to the Prospectus Supplement.

            D. Dwelling Units. For each Mortgaged Property financed by a Mortgage in the Multifamily Loan Group, a certificate of occupancy has been collected or confirmation that the certificate of occupancy has been issued by the appropriate authority has been obtained.

            E. Mixed Use Properties. Mortgages in the Multifamily Loan Group are secured by properties that have both a housing component and a non-housing component meet all of the following requirements:

                  (A) The physical plan consists of:

                        (1) A single structure; or

                        (2) Multiple Structures, some of which contain mixed
                  uses but none of which is entirely non-residential; or

                        (3) Multiple Structures most of which are entirely
                  residential, but one or a small number of which consist of retail stores primarily intended to serve residents of the project.

                  (B) The aggregate gross commercial income does not exceed 20%
            of the estimated total gross income.

F. RV parks. The Multifamily Loan Group contains no Mortgages on manufactured housing parks where the aggregate gross income from homesites for dwelling units that re not permanently attached to homesites, such as recreational vehicles, does not exceed 20% of the estimated total gross income.

G. Property Types. Except for any portion of a Mortgaged Property that contains non-residential uses identified in paragraph E above, all of the properties securing the Mortgages in the Multifamily Loan Group are being operated as multifamily rental housing (which may include student housing, seniors housing as described above, or mixed-use properties as described above), cooperative housing or manufactured housing parks and none of the properties securing the Mortgages in the Multifamily Loan Group are hotel properties or provide daily rentals.

H. Use. The Mortgage Loan documents for each mortgage in the Multifamily Loan Group contain covenants that prohibit a change of use of the Mortgaged Property securing such mortgage without the mortgagee's prior consent.

             Schedule A to the GCFP Mortgage Loan Purchase Agreement
             -------------------------------------------------------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Numerical references are to the corresponding Mortgage Loan representations and warranties set forth in Exhibit B to the Mortgage Loan Purchase Agreement. Numbers and titles correspond to the representation number and corresponding titles in the related Mortgage Loan representations and warranties. The loan numbers correspond to the control numbers listed in Annex A to the Prospectus Supplement.

Any exception listed below in respect of a particular representation or warranty shall also be deemed to apply to any other applicable representation or warranty.

--------------------------------------------------------------------------------
3.        Good Title; Conveyance
--------------------------------------------------------------------------------
          Loan 39, Noble Tech: The Mortgagor has incurred subordinate debt secured by the Mortgaged Property having a principal balance of $16 million as of the closing date of the Mortgage Loan, which debt is subject to a related intercreditor and subordination agreement.
--------------------------------------------------------------------------------
11.       Condition of Mortgaged Property; No Condemnation
--------------------------------------------------------------------------------
          Loan 102, Enterprise Mill: The Mortgaged Property is currently subject to a minor condemnation proceeding whereby the appropriate governmental authority is seeking a small sliver of the Mortgaged Property that is adjacent to public rights-of-way for the widening of the roads. So long as such proceeding only relates to the portion of the Mortgaged Property identified on Exhibit B to the related security deed, the Mortgagor will be entitled to prosecute such proceeding without the lender's involvement and will be entitled to any award, payment or claim for damages related thereto.
--------------------------------------------------------------------------------
13.       Insurance
--------------------------------------------------------------------------------
          Loan 48, 2121 Ponce de Leon Boulevard: The deductible for windstorm coverage may be up to 10% of the replacement cost of improvements located on the Mortgaged Property.
--------------------------------------------------------------------------------
          Loan 88, 520 Post Oak: The Mortgage Loan documents only provide that the fire and extended perils insurance policy be equal to 100% of the replacement cost of the Mortgaged Property.
--------------------------------------------------------------------------------
          Loan 170, Bank of America Motor Bank: The Mortgagor is only required to maintain general liability insurance unless and until the current lease with a single tenant at the Mortgaged Property is terminated or expires. Upon the termination or expiration of such lease, the Mortgagor will be required to obtain the standard property insurance coverage, but only in amounts necessary to have the Mortgaged
          Property razed and all debris at the Mortgaged Property removed and cleaned. The Mortgage Loan documents permit the insurance proceeds from a casualty to be applied in accordance with the single tenant lease, so long as the lease has not been terminated or expired.
--------------------------------------------------------------------------------
          Loan 46, Pines City Center Plaza: The deductible for windstorm coverage may not exceed the lesser of (a) 5% of the insurable value of the improvements located on the Mortgaged Property or (b)
          $1,000,000.
--------------------------------------------------------------------------------
26.       Releases of Mortgaged Property
--------------------------------------------------------------------------------
          Loan 102, Enterprise Mill: The Mortgagor is permitted to seek a release of approximately 1.49 acres identified as Tract C on the survey delivered to the lender in contemplation of closing upon the satisfaction of certain underwriting conditions as detailed in
          Section 41 of the Security Deed, including, without limitation, (i) ensuring the release lot and the balance of the Mortgaged Property comply with all zoning laws and both the release lot and the balance of the Mortgaged Property will each be assessed as a separate tax parcel, (ii) endorsements to the lender's title policy, and (iii) rating agency approval.
--------------------------------------------------------------------------------
27.       Local Law Compliance
--------------------------------------------------------------------------------
          Loan 78, Sailpointe at Lake Monroe: The Mortgaged Property is considered legal non-conforming because its use is not permitted under current zoning. The Mortgagor is not required to maintain ordinance and law insurance coverage due to the cost of maintaining a separate policy. In lieu of such insurance, the Mortgagor and the sponsor of the Mortgagor are liable for any losses incurred by the lender for failure to maintain an "ordinance or law coverage" or "enforcement" endorsement to the property damage insurance policy or pursuant to a separate policy in amounts deemed commercially reasonable by the lender so long as any improvements or the use of the Mortgaged Property constitute legal non-conforming structures or uses under current zoning ordinances.
--------------------------------------------------------------------------------
          Loan 88, 520 Post Oak: There is a parking garage on the Mortgaged Property which encroaches onto two setback lines, by 4 and 5 feet.
          The Mortgaged Property is otherwise legal conforming except with respect to the parking garage.
--------------------------------------------------------------------------------
28.       Improvements
--------------------------------------------------------------------------------
          Loan 72, Hidden Ridge: There were two buildings that encroached upon building set-back lines. Because the Mortgaged Property was constructed pursuant to a PUD, however, it is deemed to be a legal non-conforming use.
--------------------------------------------------------------------------------
29.       Single Purpose Entity
--------------------------------------------------------------------------------
          Loan 170, Bank of America Motor Bank: The leasehold tenant who has executed the Mortgage as an accommodation party is not an SPE.
--------------------------------------------------------------------------------
37.       Licenses and Permits
--------------------------------------------------------------------------------
          Loan 106, Tustin Gateway: The Mortgagor does not have a certificate of occupancy for the second floor of the retail building due to the lack of elevator access. The seller who sold the Mortgaged Property to the Mortgagor is responsible for installing the elevator post-closing, at its sole cost and expense. Funds for the installation of the elevator were withheld from the sales proceeds and are being held by the title company pursuant to an escrow agreement. At closing, the Mortgagor assigned to the lender all of its rights under the escrow agreement and the funds held pursuant thereto.
--------------------------------------------------------------------------------
38.       Organization of Mortgagors; Affiliation with other Mortgagors
--------------------------------------------------------------------------------
          Loan 114, First Industrial 3, Loan 169, First Industrial 4 and Loan 66, First Industrial 5: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 24, Hawaiian Retail Portfolio and Loan 80, Kihei Kalama: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 129, Hampton Inn Omaha, Loan 130, Hampton Inn Titusville, Loan 163, Comfort Inn Colorado Springs, Loan 150, Hampton Inn Carbondale and Loan 182, Hampton Inn Searcy: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 209, 5301 Longley Lane, Building E and Loan 211, 5325 Louie
          Lane: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 133, StorQuest Self Storage Colorado and Loan 191, StorQuest
          Oakland: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 147, Mini U Storage - Chantilly and Loan 172, Mini U Storage - North Brunswick: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 50, Abercorn Common and Loan 102, Enterprise Mill: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 43, Blackwell I and Loan 47, Blackwell II: The related
          Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 16, Lake Marriott and Orchard Parkway and Loan 36, Parmer Business Park: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 43, Blackwell I and Loan 47 Blackwell II: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 5, TIAA RexCorp Long Island Portfolio, Loan 14, Omni Marathon Reckson, Loan 20, 51 JFK Parkway and Loan 40, 1305 Walt Whitman Road:
          The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 53, Crown Pointe and Victor Park: This is a single loan with two borrowers. There is one promissory note which is secured by two (2) Mortgages. Each borrower owns one of the properties secured by the Mortgages. The borrowers are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 63, 2310 Fulton Street and Loan 113, Allston Lofts: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 6, Peachtree Center and Loan 75, TBC Place: The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 38, Drye Portfolio, Concorde 5 and Loan 37, Drye, Concorde 6:
          The related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
          Loan 21, Savvis Data Center and Loan 25, 150 South Street: The
          related Mortgagors are affiliated with each other.
--------------------------------------------------------------------------------
39.       Fee Simple Interest
--------------------------------------------------------------------------------
          Loan 170, Bank of America Motor Bank: The Mortgage Loan is secured by the Mortgagor's fee simple interest in the Mortgaged Property. In addition, the Mortgaged Loan is secured by an accommodation leasehold mortgage executed and delivered by the tenant under the Ground Lease, which is an affiliate of the Mortgagor.
--------------------------------------------------------------------------------
40.       Recourse
--------------------------------------------------------------------------------
          Loan 106, Tustin Gateway: Until the debt service coverage ratio on the Mortgage Loan and the Mortgaged Property reaches at least 1.0x, the Mortgagor and the sponsor of the Mortgage Loan are personally liable for all interest payment on the Mortgage Loan to the extent the interest reserve ($115,000) is insufficient to make such interest payment. After the debt service coverage ratio reaches at least 1.0x, the Mortgagor's and the sponsor's personal liability is limited to customary carve-outs.
--------------------------------------------------------------------------------
          Loan 16, Lake Marriott and Orchard Parkway: The Mortgage Loan is not recourse to the Mortgagor for breach of the environmental covenants in the Mortgage Loan documents to the extent that the Mortgagor has delivered one or more environmental liability policies covering the Mortgaged Properties in form and content reasonably acceptable to the lender and such environmental policy or policies are in full force and effect (but only to the extent of payments made under such policy or policies).
--------------------------------------------------------------------------------
          Loan 36, Parmer Business Park: The Mortgage Loan is not recourse to the Mortgagor for breach of the environmental covenants in the Mortgage Loan documents to the extent that the Mortgagor has delivered one or more environmental liability policies covering the Mortgaged Properties in form and content reasonably acceptable to the lender and such environmental policy or policies are in full force and effect.
--------------------------------------------------------------------------------
          Loan 94, 1900 Campus Walk: The Mortgage Loan springs to full personal recourse against the Mortgagor only in the event of certain prohibited transfers of the Mortgaged Property or equity interests in the Mortgagor or the Mortgagor's failure to maintain a "special purpose entity" status, or if the Mortgagor, the guarantor and certain other parties specified in the Mortgage Loan documents file a voluntary petition in bankruptcy (or take a similar voluntary insolvency action) or acquiesce in or consent to an involuntary bankruptcy filing.
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41.       Access; Tax Parcels
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          Loan 173, Memorial Houston CVS: The Mortgaged Property does not constitute one or more separate tax parcels. The Mortgagor is required to effectuate tax parcel division no later than May 1, 2007.
--------------------------------------------------------------------------------
          Loan 146, Shops at Cypress: The Mortgaged Property does not constitute one or more separate tax parcels. Within one year after the closing date of the Mortgage Loan, the Mortgagor is required to provide to the lender at the Mortgagor's sole expense (a) evidence satisfactory to the lender that the Mortgaged Property consists of one or more separate tax parcels and (b) an endorsement to its mortgagee title insurance policy insuring that fact.
--------------------------------------------------------------------------------
42.       Financial Statements
--------------------------------------------------------------------------------
          Loan 170, Bank of America Motor Bank: The Mortgagor is not obligated to provide any rent rolls.
--------------------------------------------------------------------------------
46.       Subordinate Debt.
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          Loan 146, Shops at Cypress: The Mortgagor is permitted to incur subordinate debt beginning on the third anniversary of the closing date of the Mortgage Loan, subject to certain conditions, including that (i) the combined loan-to-value ratio does not exceed 75%, (ii) the combined debt service coverage ratio is not less than 1.05x, and
          (iii) an intercreditor agreement is executed; provided that the subordinate debt may not be secured by the Mortgaged Property without the approval of the servicer and each rating agency.
--------------------------------------------------------------------------------
          Loan 96, Town Center Apartments: The Mortgagor is permitted to incur subordinate debt beginning on the third anniversary of the closing date of the Mortgage Loan, subject to certain conditions, including that the combined loan-to-value ratio does not exceed 60% and the combined debt service coverage ratio is not less than 1.20x, and an intercreditor agreement is executed; provided that the subordinate debt may not be secured by the Mortgaged Property without the approval of the servicer and each rating agency.
--------------------------------------------------------------------------------
          Loan 39, Noble Tech: The Mortgagor has incurred subordinate debt secured by the Mortgaged Property having a principal balance of $16 million as of the closing date of the Mortgage Loan, which debt is subject to a related intercreditor and subordination agreement.
--------------------------------------------------------------------------------
          Loan 144, Stafford North Plaza: The Mortgagor is entitled to incur subordinate debt in connection with the development of an outparcel or the expansion of in-line space, subject to the satisfaction of certain conditions, including among other things: (a) the combined loan-to-value ratio does not exceed 75%, (b) the combined debt service coverage ratio is not less than 1.20x, (c) an intercreditor agreement acceptable to the lender is executed and (d) rating agency confirmation that the subordinate debt would not result in a re-qualification, reduction or withdrawal of the then current ratings of the Certificates.
--------------------------------------------------------------------------------
          Loan 165, Fairfield Inn & Suites Asheville: The Mortgagor is entitled to incur subordinate debt from its members, subject to certain conditions specified in the loan documents, including that: (a) the combined loan-to-value ratio does not exceed 85%; and (b) a subordination and standstill agreement acceptable to the lender is executed; provided that the subordinate debt may not be secured by the mortgaged property without the approval of the special servicer and each rating agency.
--------------------------------------------------------------------------------
47.       Ground Leases Representations and Warranties
--------------------------------------------------------------------------------
B. Loan 103, Holiday Inn Charlotte: Pursuant to an Agreement Regarding Lease among Bank of America, N.A., as ground lessor, the Mortgagor and the lender, the lender may not sell, transfer or assign the Mortgage Loan or the Mortgage Loan documents to an entity unless such entity (i) is a Real Estate Mortgage Investment Conduit or similar vehicle for securitization or (ii) has a tangible net worth of at least $25,000,000. In addition, under the terms of the Ground Lease, the ground lessor has the right to purchase the Mortgagor's leasehold estate from the lender, at a purchase price equal to the principal of and accrued and unpaid interest on the Mortgage Loan through the date of purchase (but excluding any default interest or prepayment premiums payable under the Mortgage Loan documents), within thirty days after the date on which the lender forecloses on the Mortgage pursuant to the terms of the Mortgage Loan documents. The sponsor of the Mortgagor is personally liable for any difference between the purchase price received from the ground lessor and all amounts due under the Mortgage Loan documents, including the prepayment premium.
--------------------------------------------------------------------------------
B.        Loan 82, Sheraton Portland: The Ground Lease is not assignable after a foreclosure without the consent of the ground lessor, which consent must be granted upon the satisfaction of certain conditions specified in the Ground Lease.
--------------------------------------------------------------------------------
C. Loan 6, Peachtree Center: None of the Ground Leases require the lender's consent prior to amendment or modification.
--------------------------------------------------------------------------------
C. Loan 51, Poipu Shopping Village: The Ground Lease does not provide that it may not be amended or modified without the lender's consent.
--------------------------------------------------------------------------------
C. Loan 94, 1900 Campus Walk: The ground lessor may terminate the Ground Lease, upon 90 days' prior written notice, in the event that for a period of at least 18 months (not including periods of vacancy due to renovation, alteration or repair and restoration), less than 50% of the rentable square footage of the retail space is sublet to sublet tenants who are operating or actively preparing to commence operations. In the event of any such termination, the lessor must pay directly to or at the written direction of the lender the amount necessary to pay in full all of the obligations of the Mortgagor under the Mortgage Loan (including any prepayment fee) or to defease the Mortgage Loan.
--------------------------------------------------------------------------------
E.        Loan 6, Peachtree Center: Each Ground Lease requires the ground lessor to provide the lender with notice of any default under the respective Ground Leases. However, none of the Ground Leases provide that no notice given is effective against the lender unless a copy has been delivered to the lender in the manner described in the
          Ground Lease or ancillary agreement. The absence of such a provision, however, is mitigated by the fact that a default by the Mortgagor does not ripen into an event of default entitling the ground lessor to terminate the Ground Lease until the lender is afforded the opportunity to cure such Mortgagor default.
--------------------------------------------------------------------------------
G. Loan 6, Peachtree Center: With respect to the Ground Lease affecting Harris Tower (Tract 3, Parcel 2), the lender has 10 days to cure a monetary default and 30 days to cure a non-monetary default, provided that if such non-monetary default is not susceptible of cure without the lender obtaining possession of the subject parcel, the lender's cure period may be extended for such period of time as is reasonably necessary for the lender to obtain possession of the subject parcel. With respect to the Ground Lease affecting the North Tower (Tract 1), South Tower (Tract 2) and International Tower (Tract 4, Parcels 1, 2 and 4), the lender has 90 days to cure any default, without extension for the lender to obtain possession of the subject parcels. With respect to the Ground Leases affecting the remaining Mortgaged Properties, the lender has 30 days to cure a monetary default and 90 days to cure a non-monetary default, without extension for the lender to obtain possession of such Mortgaged Properties.
--------------------------------------------------------------------------------
G.        Loan 82, Sheraton Portland: The Ground Lease allows for a
          "reasonable" time to cure non-monetary defaults (30 days plus), but does not specify the time allowed to take possession of the interest of the lessee, if necessary.
--------------------------------------------------------------------------------
H Loan 5, TIAA RexCorp Long Island Portfolio: The Ground Lease for one of the related Mortgaged Properties known as "395 N. Service Road" expires on June 14, 2033. The ground lessor and the Mortgagor have executed a new ground lease on substantially the same terms as the existing Ground Lease. The new ground lease is expected to become effective on June 14, 2033 and expires on June 14, 2081.
--------------------------------------------------------------------------------
I. Loan 51, Poipu Shopping Village: The Ground Lease provides that the trustee for casualty proceeds must be a trust company or bank designated by the tenant that is qualified to act as a trust company in Hawaii, having its principal place of business in Honolulu.
--------------------------------------------------------------------------------
K. Loan 51, Poipu Shopping Village: The Ground lease requires the landlord's consent, not to be unreasonably withheld, for subletting.
--------------------------------------------------------------------------------
L. Loan 6, Peachtree Center: In the case of each Ground Lease, (i) the ground lessor is not required to enter into a new lease with the mortgagee if the Ground Lease is terminated due to a default or in connection with a bankruptcy by the ground lessee or otherwise, and
          (ii) the ground lessor is not required to obtain the consent of the Mortgagee prior to entering into any amendment of the Ground Lease. The related Mortgagor has covenanted in the Mortgage Loan documents not to amend or terminate any of the Ground Leases without Mortgagee consent, and the sponsor of the Mortgagor has provided a personal recourse guaranty with respect to such covenant.
--------------------------------------------------------------------------------
L.        Loan 51, Poipu Shopping Village: The Ground Lease does not require the ground lessor to enter into a new ground lease upon the termination of the Ground Lease for any reason.
--------------------------------------------------------------------------------
L. Loan 94, 1900 Campus Walk: The lender is entitled to enter into a new ground lease if the Ground Lease is terminated due to a default or in connection with a bankruptcy by the ground lessee.
--------------------------------------------------------------------------------
55.       Property Types
--------------------------------------------------------------------------------
          Loan 72, Hidden Ridge: The Mortgage Loan documents do not contain covenants that prohibit a change of use of the Mortgaged Property without the lender's consent. However, the Mortgagor is obligated to maintain the Mortgaged Property in compliance with all applicable laws (including zoning laws).
--------------------------------------------------------------------------------

                                  Exhibit B-39

              Mortgage Loans Secured By A Leasehold Interest In All
             Or A Material Portion Of The Related Mortgaged Property
             -------------------------------------------------------

               Loan No.            Mortgage Loan/ Mortgaged Property
             -------------         ---------------------------------
             6                     Peachtree Center
             12                    Hyatt Regency - Bethesda
             24                    Hawaiian Retail Portfolio
             50                    Abercorn Common
             51                    Poipu Shopping Village
             58                    9350 Financial
             103                   Holiday Inn Charlotte
             82                    Sheraton Portland
             67                    Prestonwood Place